==============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ------------


                                    FORM T-1


                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE


                                 ------------


/ / CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                              TO SECTION 305(b)(2)


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)


A NATIONAL BANKING ASSOCIATION                            41-1592157
(Jurisdiction of incorporation or                         (I.R.S. Employer
organization if not a U.S. national bank)                 Identification No.)


SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                    55479
(Address of principal executive offices)                  (Zip Code)

                                 ------------

                            PRIME HOSPITALITY CORP.
              (Exact name of obligor as specified in its charter)


DELAWARE                                                  22-2640625
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)


700 ROUTE 46 EAST
FAIRFIELD, NJ                                             07007-2700
(Address of principal executive offices)                  (Zip Code)


                                 ------------


                                  $120,000,000
                              FIRST MORTGAGE NOTES
                      (Title of the indenture securities)


===============================================================================

Item 1. General Information. Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

             Comptroller of the Currency
             Treasury Department
             Washington, D.C.

             Federal Deposit Insurance Corporation
             Washington, D.C.

             The Board of Governors of the Federal Reserve System
             Washington, D.C.

        (b)  Whether it is authorized to exercise corporate trust powers.

             The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

        None with respect to the trustee.

No responses are included for Items 3-15 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 16. List of Exhibits. List below all exhibits filed as a part of this
                           Statement of Eligibility.
                           Norwest Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

        Exhibit 1.    a.   A copy of Articles of Association of the trustee now
                           in effect. *

        Exhibit 2.    a.   A copy of the certificate of authority of the
                           trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                           Northwestern National Bank of Minneapolis. *

                      b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of the Northwestern National Bank of Minneapolis and the Minnesota Loan and Trust Company of Minneapolis. *

                      c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis. *

                      d. A copy of the certificate of the Comptroller of the Currency dated May 1, 1983, authorizing Norwest Bank Minneapolis, National Association, to act as fiduciary. *

Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

Exhibit 4.      Copy of By-laws of the trustee as now in effect.*

Exhibit 5.      Not applicable

Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8. A copy of the certificate dated May 10, 1983 of name change from Northwestern National Bank Minneapolis to Norwest Bank Minneapolis, National Association.*

Exhibit 9. A copy of the certificate dated January 11, 1988, of name change from Norwest Bank Minneapolis, National Association to Norwest Bank, Minnesota, National Association.*








* Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-66086.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 30th day of November, 1995.



                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION



                                        /s/  Raymond S. Haverstock
                                        ---------------------------------
                                        Raymond S. Haverstock
                                        Vice President

                          [NORWEST BANKS LETTERHEAD]


                                   EXHIBIT 6



November 30, 1995



Securities and Exchange Commission
Washington, D.C.  20549


Gentlemen:


In accordance with Section 321 (b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal or State authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.




                                        Very truly yours,


                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION

                                /s/     Raymond S. Haverstock
                                        Vice President

                                                                       EXHIBIT 7

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency
Federal Financial               OMB Number: 1557-0081
Institutions Examination
Council                         Expires March 31, 1996
--------------------------------------------------------------------------------
                                                                             /1/
                                Please refer to page i,
[LOGO APPEARS HERE]             Table of Contents, for
                                the required disclosure
                                of estimated burden.
--------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1995       (950930)
                                                        -----------
                                                        (RCRI 9989)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Mark P. Wagener, Director of Bank & Service Accounting
  -----------------------------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Mark P. Wagener
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

October 26, 1995
--------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ James P. Campbell
--------------------------------------------------------------------------------
Director (Trustee)

/s/ Richard C. Westergaard
--------------------------------------------------------------------------------
Director (Trustee)

/s/ Scott A. Kisting
--------------------------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

FDIC Certificate Number     0  5  2  0  8
                           ---------------------
                                (RCRI 9050)

Banks should affix the address label in this space.

Norwest Bank Minnesota, National Association
------------------------------------------------
Legal Title of Bank (TEXT 9010)

Sixth Street and Marquette Avenue
------------------------------------------------
City (TEXT 9130)

Minneapolis, MN  55479-0016
------------------------------------------------
State Abbrev. (TEXT 3200)   ZIP Code (TEXT 2210)


  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
            Corporation, Office of the Comptroller of the Currency.

                                                                       FFIEC 031
                                                                          Page i
                                                                             /2/

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
--------------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE                                                             Cover

REPORT OF INCOME

Schedule RI -- Income Statement...................................... RI-1, 2, 3

Schedule RI-A -- Changes in Equity Capital...........................       RI-4

Schedule RI-B -- Charge-offs and Recoveries and Changes in Allowance
 for Loan and Lease Losses...........................................    RI-4, 5

Schedule RI-C -- Applicable Income Taxes by Taxing Authority.........       RI-5

Schedule RI-D -- Income from International Operations................       RI-6

Schedule RI-E -- Explanations........................................    RI-7, 8

DISCLOSURE OF ESTIMATED BURDEN

THE ESTIMATED AVERAGE BURDEN ASSOCIATED WITH THIS INFORMATION COLLECTION IS 31.6 HOURS PER RESPONDENT AND IS ESTIMATED TO VARY FROM 15 TO 225 HOURS PER RESPONSE, DEPENDING ON INDIVIDUAL CIRCUMSTANCES. BURDEN ESTIMATES INCLUDE THE TIME FOR REVIEWING INSTRUCTIONS, GATHERING AND MAINTAINING DATA IN THE REQUIRED FORM, AND COMPLETING THE INFORMATION COLLECTION, BUT EXCLUDE THE TIME FOR COMPILING AND MAINTAINING BUSINESS RECORDS IN THE NORMAL COURSE OF A RESPONDENT'S ACTIVITIES. COMMENTS CONCERNING THE ACCURACY OF THIS BURDEN ESTIMATE AND SUGGESTIONS FOR REDUCING THIS BURDEN SHOULD BE DIRECTED TO THE OFFICE OF INFORMATION AND REGULATORY AFFAIRS, OFFICE OF MANAGEMENT AND BUDGET, WASHINGTON, D.C. 20503, AND TO ONE OF THE FOLLOWING:

SECRETARY
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
WASHINGTON, D.C. 20551

LEGISLATIVE AND REGULATORY ANALYSIS DIVISION
OFFICE OF THE COMPTROLLER OF THE CURRENCY
WASHINGTON, D.C. 20219

ASSISTANT EXECUTIVE SECRETARY
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C. 20429

REPORT OF CONDITION

Schedule RC -- Balance Sheet.....................................        RC-1, 2

Schedule RC-A -- Cash and Balances Due From Depository
 Institutions....................................................           RC-3

Schedule RC-B -- Securities......................................     RC-3, 4, 5

Schedule RC-C -- Loans and Lease Financing Receivables:
  Part I. Loans and Leases.......................................        RC-6, 7
  Part II. Loans to Small Businesses and Small Farms
   (included in the forms for June 30 only)......................      RC-7a, 7b

Schedule RC-D -- Trading Assets and Liabilities (to be
 completed only by selected banks)...............................           RC-8

Schedule RC-E -- Deposit Liabilities.............................   RC-9, 10, 11

Schedule RC-F -- Other Assets....................................          RC-11

Schedule RC-G -- Other Liabilities...............................          RC-11

Schedule RC-H -- Selected Balance Sheet Items for Domestic
 Offices.........................................................          RC-12

Schedule RC-I -- Selected Assets and Liabilities of IBFs.........          RC-13

Schedule RC-K -- Quarterly Averages..............................          RC-13

Schedule RC-L -- Off-Balance Sheet Items.........................  RC-14, 15, 16

Schedule RC-M -- Memoranda.......................................      RC-17, 18

Schedule RC-N -- Past Due and Nonaccrual Loans, Leases, and
 Other Assets....................................................      RC-19, 20

Schedule RC-O -- Other Data for Deposit Insurance
 Assessments.....................................................      RC-21, 22

Schedule RC-R -- Risk-Based Capital..............................      RC-23, 24

Optional Narrative Statement Concerning the Amounts Reported
 in the Reports of Condition and Income..........................          RC-25

Special Report (TO BE COMPLETED BY ALL BANKS)

Schedule RC-J -- Repricing Opportunities (sent only to and to be completed only by savings banks)

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                      Call Date:  09/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                       Page RI-1
City, State   Zip:    Minneapolis, MN  55479
FDIC Certificate No.: 05208
                      -----------

Consolidated Report of Income
for the period January 1, 1995-September 30, 1995

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                                           ----------
                                                                                                             I480   (-
                                                                                               ---------------------
                                                                                                  Dollar Amounts
                                                                                                   in Thousands
---------------------------------------------------------------------------------------------  ---------------------
                                                                                                RIAD
1. Interest income:                                                                             //////////////////
   a. Interest and fee income on loans:                                                         //////////////////
      (1) In domestic offices:                                                                  //////////////////
          (a) Loans secured by real estate ...................................................  4011       248,356  1.a.(1)(a)
          (b) Loans to depository institutions ...............................................  4019        60,736  1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers ............  4024           727  1.a.(1)(c)
          (d) Commercial and industrial loans ................................................  4012       217,067  1.a.(1)(d)
          (e) Acceptances of other banks .....................................................  4026           422  1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:      //////////////////
              (1) Credit cards and related plans .............................................  4054        16,361  1.a.(1)(f)(1)
              (2) Other ......................................................................  4055        42,792  1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions .........................  4056             0  1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political            //////////////////
              subdivisions in the U.S.:                                                         //////////////////
              (1) Taxable obligations ........................................................  4503            50  1.a.(1)(h)(1)
              (2) Tax-exempt obligations .....................................................  4504         1,727  1.a.(1)(h)(2)
          (i) All other loans in domestic offices ............................................  4058           384  1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ......................  4059         8,420  1.a.(2)
   b. Income from lease financing receivables:                                                  //////////////////
      (1) Taxable leases .....................................................................  4505        28,841  1.b.(1)
      (2) Tax-exempt leases ..................................................................  4307           298  1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                          //////////////////
      (1) In domestic offices ................................................................  4105           193  1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ......................  4106            67  1.c.(2)
   d. Interest and dividend income on securities:                                               //////////////////
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations ....  4027        69,496  1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                   //////////////////
          (a) Taxable securities .............................................................  4506            31  1.d.(2)(a)
          (b) Tax-exempt securities ..........................................................  4507         4,994  1.d.(2)(b)
      (3) Other domestic debt securities .....................................................  3657         1,563  1.d.(3)
      (4) Foreign debt securities ............................................................  3658             0  1.d.(4)
      (5) Equity securities (including investments in mutual funds) ..........................  3659        11,461  1.d.(5)
   e. Interest income from trading assets ....................................................  4069           912  1.e.
                                                                                               ----------------------

____________
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                         Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                          Page RI-2
City, State   Zip:    Minneapolis, MN  55479
FDIC Certificate No.: 05208
                      -----------

Schedule RI--Continued

                                                                                Dollar Amounts
                                                                                 in Thousands
----------------------------------------------------------------------------  -----------------------------------------------
 1. Interest income (continued)                                               RIAD  Year-to-date
    f. Interest income on federal funds sold and securities purchased         //////////////////
       under agreements to resell in domestic offices of the bank and of      //////////////////
       its Edge and Agreement subsidiaries, and in IBFs ....................  4020       132,632   1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................  4107       847,530   1.g.
 2. Interest expense:                                                         //////////////////
    a. Interest on deposits:                                                  //////////////////
       (1) Interest on deposits in domestic offices:                          //////////////////
           (a) Transaction accounts (NOW accounts, ATS accounts, and          //////////////////
               telephone and preauthorized transfer accounts) ..............  4508         8,768   2.a.(1)(a)
           (b) Nontransaction accounts:                                       //////////////////
               (1) Money market deposit accounts (MMDAs) ...................  4509        50,624   2.a.(1)(b)(1)
               (2) Other savings deposits ..................................  4511         6,252   2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more ........  4174         9,922   2.a.(1)(b)(3)
               (4) All other time deposits .................................  4512        78,295   2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement        //////////////////
           subsidiaries, and IBFs ..........................................  4172        36,481   2.a.(2)
    b. Expense of federal funds purchased and securities sold under           //////////////////
       agreements to repurchase in domestic offices of the bank and of        //////////////////
       its Edge and Agreement subsidiaries, and in IBFs ....................  4180       167,767   2.b.
    c. Interest on demand notes issued to the U.S. Treasury trading           //////////////////
       liabilities and other borrowed money ................................  4185       119,451   2.c.
    d. Interest on mortgage indebtedness and obligations under                //////////////////
       capitalized leases ..................................................  4072            83   2.d.
    e. Interest on subordinated notes and debentures .......................  4200         7,313   2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ...............  4073       484,956   2.f.
                                                                              -----------------------
 3. Net interest income (item 1.g minus 2.f) ...............................  4074       362,574   3.
                                                                              -----------------------
 4. Provisions:                                                               //////////////////
                                                                              -----------------------
    a. Provision for loan and lease losses .................................  4230        17,618   4.a.
    b. Provision for allocated transfer risk ...............................  4243             0   4.b.
                                                                              -----------------------
 5. Noninterest income:                                                       //////////////////
    a. Income from fiduciary activities ....................................  4070        93,097   5.a.
    b. Service charges on deposit accounts in domestic offices .............  4080        50,727   5.b.
    c. Trading gains (losses) and fees from foreign exchange transactions ..  4075         6,665   5.c.
    d. Other foreign transaction gains (losses) ............................  4076         2,017   5.d.
    e. Other gains (losses) and fees from trading assets and liabilities ...  4077        12,728   5.e.
    f. Other noninterest income:                                              //////////////////
       (1) Other fee income ................................................  5407        95,823   5.f.(1)
       (2) All other noninterest income* ...................................  5408        41,890   5.f.(2)
                                                                              -----------------------
    g. Total noninterest income (sum of items 5.a through 5.f) .............  4079       302,947   5.g.
 6. a. Realized gains (losses) on held-to-maturity securities ..............  3521             1   6.a.
    b. Realized gains (losses) on available-for-sale securities ............  3196         4,641   6.b.
                                                                              -----------------------
 7. Noninterest expense:                                                      //////////////////
    a. Salaries and employee benefits ......................................  4135       203,376   7.a.
    b. Expenses of premises and fixed assets (net of rental income)           //////////////////
       (excluding salaries and employee benefits and mortgage interest) ....  4217        57,308   7.b.
    c. Other noninterest expense* ..........................................  4092       205,309   7.c.
                                                                              -----------------------
    d. Total noninterest expense (sum of items 7.a through 7.c) ............  4093       465,993   7.d.
                                                                              -----------------------
 8. Income (loss) before income taxes and extraordinary items and other       //////////////////
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g,
    6.a, 6.b, and 7.d) .....................................................  //////////////////
                                                                              -----------------------
                                                                              4301       186,552   8.
 9. Applicable income taxes (on item 8) ....................................  4302        61,384   9.
                                                                              -----------------------
10. Income (loss) before extraordinary items and other adjustments            //////////////////
    (item 8 minus 9) .......................................................  //////////////////
                                                                              4300       125,168  10.
                                                                              -----------------------

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                       Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                       Page RI-3
City, State   Zip:    Minneapolis, MN 55479

Transit Number:       09100001
                      -----------

Schedule RI--Continued

                                                                        Dollar Amounts in Thousands
--------------------------------------------------------------------------- --------------------
                                                                            RIAD    Year-to-date
11. Extraordinary items and other adjustments:                              //////////////////
    a. Extraordinary items and other adjustments, gross of income taxes* .  4310             0  11.a.
    b. Applicable income taxes (on item 11.a)* ...........................  4315             0  11.b.
    c. Extraordinary items and other adjustments, net of income taxes       //////////////////
       (item 11.a minus 11.b) ............................................  //////////////////
                                                                            ------------------
                                                                            4320             0  11.c.
12. Net income (loss) (sum of items 10 and 11.c) .........................  4340       125,168  12.
                                                                           -------------------

                                                                                                                  ---------
                                                                                                                   1481
                                                                                                      ---------------------
Memoranda                                                                                                Dollar Amounts
                                                                                                          in Thousands
                                                                                                       --------------------
                                                                                                       RIAD    Year-to-date
------------------------------------------------------------------------------------------------------ --------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after         //////////////////
    August 7, 1986, that is not deductible for federal income tax purposes ..........................  4513            27  M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices               //////////////////
    (included in Schedule RI, item 8) ...............................................................  8431         1,547  M.2.
 3. Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b above ........  4309           390  M.3.
 4. To be completed only by banks with $1 billion or more in total assets:                             //////////////////
    Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary              //////////////////
    items and other adjustments" (item 8 above) .....................................................  1244         4,747  M.4.
 5. Number of full-time equivalent employees on payroll at end of current period (round to             ////        Number
    nearest whole number) ...........................................................................  4150         5,194  M.5.
 6. Not applicable                                                                                     //////////////////
 7. If the reporting bank has restated its balance sheet as a result of applying push down             ////      MM DD YY
    accounting this calendar year, report the date of the bank's acquisition.........................  9106         N/A    M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)               //////////////////
    (included in Schedule RI, items 5.c and 5.e):                                                      ////  Year-to-date
    a. Interest rate exposures.......................................................................  8757        12,728  M.8.a.
    b. Foreign exchange exposures....................................................................  8758         5,561  M.8.b.
    c. Equity security and index exposures...........................................................  8759             0  M.8.c.
    d. Commodity and other exposures.................................................................  8760             0  M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:            //////////////////
    a. Net increase (decrease) to interest income....................................................  8761        (3,673) M.9.a.
    b. Net (increase) decrease to interest expense...................................................  8762       (10,948) M.9.b.
    c. Other (noninterest) allocations...............................................................  8763        (9,287) M.9.c.
                                                                                                      -------------------

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                      Call Date:   09/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                        Page RI-4
City, State   Zip:    Minneapolis, MN  55479
FDIC Certificate No.: 05208
                      -----------

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                  ----------
                                                                                                                    I483   (-
                                                                                                      ------------------------
                                                                                                         Dollar Amounts
                                                                                                          in Thousands
------------------------------------------------------------------------------------------------------ -----------------------
                                                                                                       RIAD
 1. Total equity capital originally reported in the December 31, 1994, Reports of Condition            //////////////////
    and Income ......................................................................................  3215     1,042,788   1.
 2. Equity capital adjustments from amended Reports of Income, net* .................................  3216             0   2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................  3217     1,042,788   3.
 4. Net income (loss) (must equal Schedule RI, item 12) .............................................  4340       125,168   4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net ..............................  4346             0   5.
 6. Changes incident to business combinations, net ..................................................  4356             0   6.
 7. LESS: Cash dividends declared on preferred stock ................................................  4470             0   7.
 8. LESS: Cash dividends declared on common stock ...................................................  4460       110,000   8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions          //////////////////
    for this schedule) ..............................................................................  4411             0   9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)   4412             0  10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ................  8433        46,206  11.
12. Foreign currency translation adjustments ........................................................  4414 (         181) 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........  4415             0  13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,    //////////////////
    item 28) ........................................................................................  3210     1,103,981  14.
                                                                                                      ----------------------

____________
*Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                              ----------
                                                                                                              I486   (-
                                                                               -----------------------------------------
                                                                                  Dollar Amounts in Thousands
                                                                               -------------------------------- --------
                                                                                       Calendar year-to-date
                                                                               -----------------------------------------
                                                                                    (Column A)         (Column B)
                                                                                   Charge-offs         Recoveries
------------------------------------------------------------------------------ -------------------- --------------------
                                                                               RIAD                 RIAD
1. Loans secured by real estate:                                               //////////////////  //////////////////
   a. To U.S. addressees (domicile) .........................................  4651         1,700  4661         2,299  1.a.
   b. To non-U.S. addressees (domicile) .....................................  4652             0  4662             0  1.b.
2. Loans to depository institutions and acceptances of other banks:            //////////////////  //////////////////
   a. To U.S. banks and other U.S. depository institutions ..................  4653             0  4663             0  2.a.
   b. To foreign banks ......................................................  4654             0  4664             0  2.b.
3. Loans to finance agricultural production and other loans to farmers ......  4655             0  4665            90  3.
4. Commercial and industrial loans:                                            //////////////////  //////////////////
   a. To U.S. addressees (domicile) .........................................  4645         4,516  4617         3,892  4.a.
   b. To non-U.S. addressees (domicile) .....................................  4646             0  4618           393  4.b.
5. Loans to individuals for household, family, and other personal              //////////////////  //////////////////
   expenditures:                                                               //////////////////  //////////////////
   a. Credit cards and related plans ........................................  4656         1,253  4666           206  5.a.
   b. Other (includes single payment, installment, and all student loans) ...  4657         4,510  4667         1,820  5.b.
6. Loans to foreign governments and official institutions ...................  4643           122  4627           123  6.
7. All other loans ..........................................................  4644             8  4628             0  7.
8. Lease financing receivables:                                                //////////////////  //////////////////
   a. Of U.S. addressees (domicile) .........................................  4658         1,479  4668         1,088  8.a.
   b. Of non-U.S. addressees (domicile) .....................................  4659             0  4669             0  8.b.
9. Total (sum of items 1 through 8) .........................................  4635        13,588  4605         9,911  9.
                                                                              -------------------------------------------

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:  09/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RI-5
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RI-B--Continued

Part I. Continued

                                                                                     Dollar Amounts in Thousands
                                                                              -------------------------------------------
                                                                                        Calendar year-to-date
                                                                              -------------------------------------------
                                                                                    (Column A)         (Column B)
Memoranda                                                                          Charge-offs         Recoveries
------------------------------------------------------------------------------ -------------------- --------------------
                                                                               RIAD                 RIAD
1-3. Not applicable                                                            //////////////////  //////////////////
4. Loans to finance commercial real estate, construction, and land             //////////////////  //////////////////
   development activities (not secured by real estate) included in             //////////////////  //////////////////
   Schedule RI-8, part I, items 4 and 7, above...............................  5409             0  5410             0  M.4.
5. Loans secured by real estate in domestic offices (included in               //////////////////  //////////////////
   Schedule RI-8, part I, item 1, above):                                      //////////////////  //////////////////
   a. Construction and land development......................................  3582             0  3583             0  M.5.a.
   b. Secured by farmland....................................................  3584             0  3585             0  M.5.b
   c. Secured by 1-4 family residential properties:                            //////////////////  //////////////////
      (1) Revolving, open-end loans secured by 1-4 family residential          //////////////////  //////////////////
          properties and extended under lines of credit......................  5411             0  5412             0  M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties.......  5413         1,359  5414           138  M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties..............  3588             0  3589             5  M.5.d.
   e. Secured by nonfarm nonresidential properties...........................  3590           341  3591         2,152  M.5.e
                                                                              -------------------------------------------

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                                       Dollar Amounts
                                                                                                        in Thosands
---------------------------------------------------------------------------------------------------  ----------------------
                                                                                                       RIAD
1. Balance originally reported in the December 31, 1994, Reports of Condition and Income..........     3124       169,737  1.
2. Recoveries (must equal part I, item 9, column 8 above).........................................     4605         9,911  2.
3. LESS: Charge-offs (must equal part I, item 9, column A above)..................................     4635        13,588  3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a).........................     4230        17,618  4.
5. Adjustments* (see instructions for this schedule)..............................................     4815      (     6)  5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,                   //////////////////
   item 4.b)......................................................................................     3123       183,672  6.
                                                                                                       --------------------

____________
*Describe on Schedule RI-E--Explanations.


Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                       Dollar Amounts
                                                                                                        in Thousands
---------------------------------------------------------------------------------------------------  ---------------------
                                                                                                     RIAD
1. Federal........................................................................................   4780           N/A   1.
2. State and local................................................................................   4790           N/A   2.
3. Foreign........................................................................................   4795           N/A   3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b).............   4770           N/A   4.
                                                                                                    ------------------------
5. Deferred portion of item 4 ....................................................................   4772           N/A   5.
                                                                                                    ------------------------

                                       7

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RI-6
City, State   Zip:    Minneapolis, MN 66479
FDIC Certificate No.: 05208
                      -----------

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

                                                                                                            ----------
                                                                                                             I492   (-
                                                                                                       ------ --------
                                                                                           Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------- --------------------
                                                                                                  RIAD  Year-to-date
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,        //////////////////
   and IBFs:                                                                                      //////////////////
   a. Interest income booked ...................................................................  4837           N/A  1.a.
   b. Interest expense booked ..................................................................  4838           N/A  1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and IBFs    //////////////////
      (item 1.a minus 1.b) .....................................................................  4839           N/A  1.c.
2. Adjustments for booking location of international operations:                                  //////////////////
   a. Net interest income attributable to international operations booked at domestic offices ..  4840           N/A  2.a.
   b. Net interest income attributable to domestic business booked at foreign offices ..........  4841           N/A  2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) .....................................  4842           N/A  2.c.
3. Noninterest income and expense attributable to international operations:                       //////////////////
   a. Noninterest income attributable to international operations ..............................  4097           N/A  3.a.
   b. Provision for loan and lease losses attributable to international operations .............  4235           N/A  3.b.
   c. Other noninterest expense attributable to international operations .......................  4239           N/A  3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a         //////////////////
      minus 3.b and 3.c) .......................................................................  4843           N/A  3.d.
4. Estimated pretax income attributable to international operations before capital allocation     //////////////////
   adjustment (sum of items 1.c, 2.c, and 3.d) .................................................  4844           N/A  4.
5. Adjustment to pretax income for internal allocations to international operations to reflect    //////////////////
   the effects of equity capital on overall bank funding costs .................................  4845           N/A  5.
6. Estimated pretax income attributable to international operations after capital allocation      //////////////////
   adjustment (sum of items 4 and 5) ...........................................................  4846           N/A  6.
7. Income taxes attributable to income from international operations as estimated in item 6 ....  4797           N/A  7.
8. Estimated net income attributable to international operations (item 6 minus 7) ..............  4341           N/A  8.
                                                                                                 ----------------------

Memoranda                                                                                          ---------------------
                                                                                                     Dollar Amounts
                                                                                                      in Thousands
-------------------------------------------------------------------------------------------------  ---------------------
                                                                                                   RIAD
1. Intracompany interest income included in item 1.a above .....................................   4847           N/A  M.1.
2. Intracompany interest expense included in item 1.b above ....................................   4848           N/A  M.2.
                                                                                                   --------------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts



                                                                                                       Dollar Amounts
                                                                                                        in Thousands
------------------------------------------------------------------------------------------------    --------------------
                                                                                                    RIAD  Year-to-date
1. Interest income booked at IBFs ..............................................................    4849           N/A  1.
2. Interest expense booked at IBFs .............................................................    4850           N/A  2.
3. Noninterest income attributable to international operations booked at domestic offices           //////////////////
   (excluding IBFs):                                                                                //////////////////
   a. Gains (losses) and extraordinary items ...................................................    5491           N/A  3.a.
   b. Fees and other noninterest income ........................................................    5492           N/A  3.b.
4. Provision for loan and lease losses attributable to international operations booked at           //////////////////
   domestic offices (excluding IBFs) ...........................................................    4852           N/A  4.
5. Other noninterest expense attributable to international operations booked at domestic offices    //////////////////
   (excluding IBFs) ............................................................................    4853           N/A  5.
                                                                                                    --------------------

                                       8

Legal Title of Bank:  Norwest Bank Minnesota N.A.                                   Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RI-7
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              ----------
                                                                                                                I495   (-
                                                                                                        ------ --------
                                                                                                     Dollar Amounts
                                                                                                      in Thousands
-------------------------------------------------------------------------------------------------- --------------------
                                                                                                   RIAD  Year-to-date
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                  //////////////////
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                   //////////////////
    a. Net gains on other real estate owned .....................................................  5415          N/A   1.a.
    b. Net gains on sales of loans ..............................................................  5416          N/A   1.b.
    c. Net gains on sales of premises and fixed assets ..........................................  5417          N/A   1.c.
    Itemize and describe the three largest other amounts that exceed 10% of                        //////////////////
    Schedule RI, item 5.f.(2):                                                                     //////////////////
        TEXT
       -------------
    d.  4461        Processing Fees                                                                4461      15,349    1.d.
        ----------- ------------------------------------------------------------------------------
    e.  4462        Rental Income                                                                  4462       7,386    1.e.
        ----------- ------------------------------------------------------------------------------
    f.  4463        Time Deposit Prepayment Penalties                                              4463       6,244    1.f.
       -------------------------------------------------------------------------------------------
 2. Other noninterest expense (from Schedule RI, item 7.c):                                        //////////////////
    a. Amortization expense of intangible assets ................................................  4531         9,419  2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                       //////////////////
    b. Net losses on other real estate owned ....................................................  5418           N/A  2.b.
    c. Net losses on sales of loans .............................................................  5419           N/A  2.c.
    d. Net losses on sales of premises and fixed assets .........................................  5420           N/A  2.d.
    Itemize and describe the three largest other amounts that exceed 10% of                        //////////////////
    Schedule RI, item 7.c:                                                                         //////////////////
                                                                                                   //////////////////
        TEXT
       -------------                                                                               //////////////////
    e.  4464        Processing Fees                                                                4464      52,573    2.e.
        ----------- ------------------------------------------------------------------------------
    f.  4467        FDIC Assessments                                                               4467      23,786    2.f.
        ----------- ------------------------------------------------------------------------------
    g.  4468                                                                                       4468         N/A    2.g.
       -------------------------------------------------------------------------------------------
 3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and                    //////////////////
    applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe               //////////////////
    all extraordinary items and other adjustments):                                                //////////////////
            TEXT
           -------------
    a. (1)  4469                                                                                   4469           0    3.a.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                                            4486           0    3.a.(2)
           -------------
    b. (1)  4487                                                                                   4487           0    3.b.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                                            4488           0    3.b.(2)
           -------------
    c. (1)  4489                                                                                   4489           0    3.c.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                                            4491           0    3.c.(2)

 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A,                 //////////////////
    item 2) (itemize and describe all adjustments):                                                //////////////////
        TEXT
       -------------
    a.  4492                                                                                       4492          N/A   4.a.
        ----------- ------------------------------------------------------------------------------
    b.  4493                                                                                       4493          N/A   4.b.
       -------------------------------------------------------------------------------------------
 5. Cumulative effect of changes in accounting principles from prior years (from                   //////////////////
    Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):            //////////////////
        TEXT
       -------------
    a.  4494                                                                                       4494          N/A   5.a.
        ----------- ------------------------------------------------------------------------------
    b.  4495                                                                                       4495          N/A   5.b.
       -------------------------------------------------------------------------------------------
 6. Corrections of material accounting errors from prior years (from Schedule RI-A,                //////////////////
    item 10) (itemize and describe all corrections):                                               //////////////////
        TEXT
       -------------
    a.  4496                                                                                       4496          N/A   6.a.
        ----------- ------------------------------------------------------------------------------
    b.  4497                                                                                       4497          N/A   6.b.
       -------------------------------------------------------------------------------------------

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RI-8
City, State   Zip:    Minneapolis,  MN  55479
FDIC Certificate No.: 05208
                      -----------

Schedule RI-E--Continued

                                                                                                        ----------------
                                                                                                  Dollar Amounts in Thousands
                                                                                                  ----------------------
-------------------------------------------------------------------------------------------------- --------------------
                                                                                                  RIAD      Year-to-date
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)
    (itemize and describe all such transactions):                                                  //////////////////
                                                                                                   //////////////////
        TEXT                                                                                       //////////////////
        -----------
    a.  4498                                                                                     4498           N/A  7.a.
        ----------- ------------------------------------------------------------------------------
    b.  4499                                                                                     4499           N/A  7.b.
       -------------------------------------------------------------------------------------------
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II,               //////////////////
    item 5) (itemize and describe all adjustments):                                                //////////////////
                                                                                                   //////////////////
        TEXT
       -------------                                                                               //////////////////
    a.  4521   Sale of Loans                                                                     4521           (6)  8.a.
        ----------- ------------------------------------------------------------------------------
    b.  4522                                                                                     4522           N/A  8.b
       ------------------------------------------------------------------------------------------- ---------------------
 9. Other explanations (the space below is provided for the bank to briefly describe,              I498        I499   (-
                                                                                                  ----------------------
    at its option, any other significant items affecting the Report of Income):
               ---
    No comment  X  (RIAD 4769)
               ---
    Other explanations (please type or print clearly):
    (TEXT 4769)

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RC-1
City, State   Zip:    Minneapolis, MN  55479
FDIC Certificate No.: 05208
                      -----------

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet
__________

                                                                                                             ----------
                                                                                                               C400   (-
                                                                                                 ------------ --------
                                                                                                    Dollar Amounts
                                                                                                     in Thousands
------------------------------------------------------------------------------------------------- --------------------
                                                                                                 RCFD
ASSETS                                                                                            //////////////////
 1. Cash and balances due from depository institutions (from Schedule RC-A):                      //////////////////
    a. Noninterest-bearing balances and currency and coin(1) ...................................  0081     1,029,333   1.a.
    b. Interest-bearing balances(2) ............................................................  0071         2,709   1.b.
 2. Securities:                                                                                   //////////////////
    a. Held-to-maturity securities (from Schedule RC-B, column A) ..............................  1754       103,912   2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................  1773     2,012,310   2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices    //////////////////
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                          //////////////////
    a. Federal funds sold ......................................................................  0276     3,222,386   3.a.
    b. Securities purchased under agreements to resell .........................................  0277       191,537   3.b.
 4. Loans and lease financing receivables:                                                        //////////////////
                                                                                                  ----------------------
    a. Loans and leases, net of unearned income (from Schedule RC-C) ...........................  2122    11,957,182   4.a.
    b. LESS: Allowance for loan and lease losses ...............................................  3123       183,672   4.b.
    c. LESS: Allocated transfer risk reserve ...................................................  3128             0   4.c.
                                                                                                  ----------------------
    d. Loans and leases, net of unearned income,                                                  //////////////////
       allowance, and reserve (item 4.a minus 4.b and 4.c) .....................................  2125    11,773,510   4.d.
 5. Trading assets (from Schedule RC-D) ........................................................  3545        27,813   5.
 6. Premises and fixed assets (including capitalized leases) ...................................  2145       109,826   6.
 7. Other real estate owned (from Schedule RC-M) ...............................................  2150         5,862   7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ...  2130         2,684   8.
 9. Customers' liability to this bank on acceptances outstanding ...............................  2155        35,581   9.
10. Intangible assets (from Schedule RC-M) .....................................................  2143         9,279  10.
11. Other assets (from Schedule RC-F) ..........................................................  2160       469,025  11.
12. Total assets (sum of items 1 through 11) ...................................................  2170    18,995,767  12.
                                                                                                 ----------------------

____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RC-2
City, State   Zip:    Minneapolis, MN  55479
FDIC Certificate No.: 05208
                      -----------
                       0 5 2 0 8

Schedule RC--Continued

                                                                                               ---------------------------
                                                                                               Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------- --------------------------
LIABILITIES                                                                                     //////////////////
13. Deposits:                                                                                   //////////////////
                                                                                                RCON
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I) .....  2200     7,419,457  13.a.
                                                                                               ----------------------------
       (1) Noninterest-bearing(1) ................................                              6631     2,368,388  13.a.(1)
       (2) Interest-bearing ......................................                              6636     5,051,069  13.a.(2)
                                                                                               ---------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,       //////////////////
                                                                                                RCFN
       part II) ..............................................................................  2200    1,316,598   13.b.
                                                                                                ---------------------------
       (1) Noninterest-bearing ...................................                              6631       20,089   13.b.(1)
       (2) Interest-bearing ......................................                              6636    1,296,509   13.b.(2)
                                                                                               ----------------------------
14. Federal funds purchased and securities sold under agreements to repurchase in domestic      //////////////////
    Offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                //////////////////
                                                                                                RCFD
    a. Federal funds purchased ...............................................................  0278     4,287,943  14.a.
    b. Securities sold under agreements to repurchase ........................................  0279       880,298  14.b.
                                                                                                RCON
15. a. Demand notes issued to the U.S. Treasury ..............................................  2840       214,836  15.a.
                                                                                                RCFD
    b. Trading liabilities (from Schedule RC-D) ..............................................  3548        27,786  15.b.
16. Other borrowed money:                                                                       //////////////////
    a. With original maturity of one year or less ............................................  2332       802,879  16.a.
    b. With original maturity of more than one year ..........................................  2333     2,247,254  16.b.
17. Mortgage indebtedness and obligations under capitalized leases ...........................  2910         1,210  17.
18. Bank's liability on acceptances executed and outstanding .................................  2920        35,581  18.
19. Subordinated notes and debentures ........................................................  3200       161,703  19.
20. Other liabilities (from Schedule RC-G) ...................................................  2930       496,241  20.
21. Total liabilities (sum of items 13 through 20) ...........................................  2948    17,891,786  21.
                                                                                                //////////////////
22. Limited-life preferred stock and related surplus .........................................  3282             0  22.
EQUITY CAPITAL                                                                                  //////////////////
23. Perpetual preferred stock and related surplus ............................................  3838             0  23.
24. Common stock .............................................................................  3230       100,000  24.
25. Surplus (exclude all surplus related to preferred stock)..................................  3839       583,860  25.
26. a. Undivided profits and capital reserves ................................................  3632       408,375  26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................  8434        12,061  26.b.
27. Cumulative foreign currency translation adjustments ......................................  3284          (315) 27.
28. Total equity capital (sum of items 23 through 27) ........................................  3210     1,103,981  28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,   //////////////////
    and 28) ..................................................................................  3300    18,995,767  29.
                                                                                               ---------------------------


Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that                               RCFD      Number
    best describes the most comprehensive level of auditing work performed                                -----------------
    for the bank by independent external auditors as of any date during 1994 ...........................  6724    N/A  M.1.
                                                                                                          -----------------

1 = Independent audit of the bank conducted in accordance        4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified        external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent audit of the bank's parent holding company       5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing         auditors
    standards by a certified public accounting firm which        6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company             auditors
    (but not on the bank separately)                             7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in accordance   8 = No external audit work
    with generally accepted auditing standards by a certified
    public accounting firm (may be required by state
    chartering authority)
------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   09/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                    Page RC-3
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                              ----------
                                                                                Dollar Amounts in Thousands     C405   (-
                                                                             --------------------------------- --------
                                                                                  (Column  A)         (Column B)
                                                                                 Consolidated          Domestic
                                                                                     Bank              Offices
----------------------------------------------------------------------------- -------------------- --------------------
                                                                              RCFD                 RCON
1. Cash items in process of collection, unposted debits, and currency and     //////////////////  //////////////////
   coin ....................................................................  0022       674,740  //////////////////  1.
   a. Cash items in process of collection and unposted debits ..............  //////////////////  0020       595,323  1.a.
   b. Currency and coin ....................................................  //////////////////  0080        79,229  1.b.
2. Balances due from depository institutions in the U.S. ...................  //////////////////  0082        82,605  2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ...  0083             0  //////////////////  2.a.
   b. Other commercial banks in the U.S. and other depository institutions    //////////////////  //////////////////
      in the U.S. (including their IBFs) ...................................  0085        89,268  //////////////////  2.b.
3. Balances due from banks in foreign countries and foreign central banks ..  //////////////////  0070         5,698  3.
   a. Foreign branches of other U.S. banks .................................  0073         5,698  //////////////////  3.a.
   b. Other banks in foreign countries and foreign central banks ...........  0074         3,828  //////////////////  3.b.
4. Balances due from Federal Reserve Banks .................................  0090       258,508  0090       257,970  4.
5. Total (sum of items 1 through 4) (total of column A must equal             //////////////////  //////////////////
   Schedule RC, sum of items 1.a and 1.b) ..................................  0010     1,032,042  0010     1,020,825  5.
                                                                             -------------------------------------------

                                                                                                  ---------------------
Memorandum                                                                                     Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------- --------------------
                                                                                                   RCON
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,         //////////////////
   column B above) ..............................................................................  0050        82,008  M.1.
                                                                                                  ----------------------


Schedule RC-B--Securities

Exclude assets held for trading.

                                                             Dollar Amounts in Thousands                           C410   (-
                                      --------------------------------------------------------------------------- --------
                                                   Held-to-maturity                        Available-for-sale
                                       ----------------------------------------- -----------------------------------------
                                           (Column A)          (Column B)          (Column C)          (Column D)
                                         Amortized Cost        Fair Value        Amortized Cost       Fair Value(1)
-------------------------------------- -------------------- -------------------- -------------------- --------------------
                                       RCFD                 RCFD               RCFD                RCFD
1. U.S. Treasury securities .........  0211             0   0213            0  1286       131,119  1287       132,925  1.
2. U.S. Government agency              //////////////////  //////////////////  //////////////////  //////////////////
   and corporation obligations         //////////////////  //////////////////  //////////////////  //////////////////
   (exclude mortgage-backed            //////////////////  //////////////////  //////////////////  //////////////////
   securities):                        //////////////////  //////////////////  //////////////////  //////////////////
   a. Issued by U.S. Govern-           //////////////////  //////////////////  //////////////////  //////////////////
      ment agencies(2) ..............  1289             0  1290             0  1291             0  1293             0  2.a.
   b. Issued by U.S.                   //////////////////  //////////////////  //////////////////  //////////////////
      Government-sponsored             //////////////////  //////////////////  //////////////////  //////////////////
      agencies(3) ...................  1294             0  1295             0  1297        47,188  1298        48,668  2.b.
                                      -------------------------------------------------------------------------------------

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.
                                       13

Legal Title of Bank:  Norwest Bank, Minneapolis, N.A.                               Call Date:  09/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RC-4
City, State   Zip:    Minneapolis, MN 53479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-B--Continued

                                                                 Dollar Amounts in Thousands
                                      -------------------------------------------------------------------------------------
                                                   Held-to-maturity                        Available-for-sale
                                       ----------------------------------------- -----------------------------------------
                                           (Column A)          (Column B)          (Column C)          (Column D)
                                         Amortized Cost        Fair Value        Amortized Cost       Fair Value(1)
                                       -------------------- -------------------- -------------------- --------------------
                                       RCFD                RCFD                RCFD                RCFD
3. Securities issued by states         //////////////////  //////////////////  //////////////////  //////////////////
   and political subdivisions          //////////////////  //////////////////  //////////////////  //////////////////
   in the U.S.:                        //////////////////  //////////////////  //////////////////  //////////////////
   a. General obligations ...........  1676        20,975  1677        21,320  1678             0  1679             0  3.a.
   b. Revenue obligations ...........  1681        78,444  1686        82,163  1690             0  1691             0  3.b.
   c. Industrial development           //////////////////  //////////////////  //////////////////  //////////////////
      and similar obligations .......  1694         4,493  1695         5,174  1696             0  1697             0  3.c.
4. Mortgage-backed                     //////////////////  //////////////////  //////////////////  //////////////////
   securities (MBS):                   //////////////////  //////////////////  //////////////////  //////////////////
   a. Pass-through securities:         //////////////////  //////////////////  //////////////////  //////////////////
      (1) Guaranteed by                //////////////////  //////////////////  //////////////////  //////////////////
          GNMA ......................  1698             0  1699             0  1701       112,539  1702       115,494  4.a.(1)
      (2) Issued by FNMA               //////////////////  //////////////////  //////////////////  //////////////////
          and FHLMC .................  1703             0  1705             0  1706     1,389,110  1707     1,403,278  4.a.(2)
      (3) Other pass-through           //////////////////  //////////////////  //////////////////  //////////////////
          securities.................  1709             0  1710             0  1711             0  1713            17  4.a.(3)
   b. Other mortgage-backed            //////////////////  //////////////////  //////////////////  //////////////////
      securities (include CMOs,        //////////////////  //////////////////  //////////////////  //////////////////
      REMICs, and stripped             //////////////////  //////////////////  //////////////////  //////////////////
      MBS):                            //////////////////  //////////////////  //////////////////  //////////////////
      (1) Issued or guaranteed         //////////////////  //////////////////  //////////////////  //////////////////
          by FNMA, FHLMC,              //////////////////  //////////////////  //////////////////  //////////////////
          or GNMA ...................  1714             0  1715             0  1716        27,035  1717        26,517  4.b.(1)
      (2) Collateralized               //////////////////  //////////////////  //////////////////  //////////////////
          by MBS issued or             //////////////////  //////////////////  //////////////////  //////////////////
          guaranteed by FNMA,          //////////////////  //////////////////  //////////////////  //////////////////
          FHLMC, or GNMA.............  1718             0  1719             0  1731             0  1732             0  4.b.(2)
      (3) All other mortgage-          //////////////////  //////////////////  //////////////////  //////////////////
          backed securities..........  1733             0  1734             0  1735        25,019  1736        24,796  4.b.(3)
5. Other debt securities:              //////////////////  //////////////////  //////////////////  //////////////////
   a. Other domestic debt              //////////////////  //////////////////  //////////////////  //////////////////
      securities ....................  1737             0  1738             0  1739         1,521  1741         1,574  5.a.
   b. Foreign debt                     //////////////////  //////////////////  //////////////////  //////////////////
      securities ....................  1742             0  1743             0  1744             0  1746             0  5.b.
6. Equity securities:                  //////////////////  //////////////////  //////////////////  //////////////////
   a. Investments in mutual            //////////////////  //////////////////  //////////////////  //////////////////
      funds..........................  //////////////////  //////////////////  1747            63  1748            63  6.a.
   b. Other equity securities          //////////////////  //////////////////  //////////////////  //////////////////
      with readily determin-           //////////////////  //////////////////  //////////////////  //////////////////
      able fair values...............  //////////////////  //////////////////  1749             0  1751             0  6.b.
   c. All other equity                 //////////////////  //////////////////  //////////////////  //////////////////
      securities(1)..................  //////////////////  //////////////////  1752       258,978  1753       258,978  6.c.
7. Total (sum of items 1               //////////////////  //////////////////  //////////////////  //////////////////
   through 6) (total of                //////////////////  //////////////////  //////////////////  //////////////////
   column A must equal                 //////////////////  //////////////////  //////////////////  //////////////////
   Schedule RC, item 2.a)              //////////////////  //////////////////  //////////////////  //////////////////
   (total of column D must             //////////////////  //////////////////  //////////////////  //////////////////
   equal Schedule RC,                  //////////////////  //////////////////  //////////////////  //////////////////
   item 2.b).........................  1754       103,912  1771       108,657  1772     1,992,572  1773     2,012,310  7.
                                      -------------------------------------------------------------------------------------

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                 Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                  Page RC-5
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-B--Continued

Memoranda                                                                                          -----------
                                                                                                      C412   (-
                                                                                                   ----------- ---------------
                                                                                                   Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------- --------------------------
                                                                                                    RCFD
1. Pledged securities(2) .........................................................................  0416       295,048  M.1.
2. Maturity and repricing data for debt securities(2)(3)(4) (excluding those in nonaccrual status): //////////////////
   a. Fixed rate debt securities with a remaining maturity of:                                      //////////////////
      (1) Three months or less ...................................................................  0343        12,840  M.2.a.(1)
      (2) Over three months through 12 months ....................................................  0344        14,756  M.2.a.(2)
      (3) Over one year through five years .......................................................  0345       171,912  M.2.a.(3)
      (4) Over five years ........................................................................  0346     1,371,892  M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)) .....  0347     1,571,400  M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                  //////////////////
      (1) Quarterly or more frequently ...........................................................  4544       175,275  M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................  4545       110,489  M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually .................  4551             0  M.2.b.(3)
      (4) Less frequently than every five years ..................................................  4552             0  M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)) ..  4553       285,764  M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt    //////////////////
      securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual    //////////////////
      debt securities included in Schedule RC-N, item 9, column C) ...............................  0393     1,857,164  M.2.c.
3. Not applicable                                                                                   //////////////////
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included    //////////////////
   in Schedule RC-B, items 3 through 5, column A, above) .........................................  5365             0  M.4.
5. Not applicable                                                                                   //////////////////
6. Floating rate debt securities with a remaining maturity of one year or less(2) (included in      //////////////////
   Memorandum item 2.b.(5) above) ................................................................  5519           998  M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or       //////////////////
   trading securities during the calendar year-to-date (report the amortized cost at date of sale   //////////////////
   or transfer)...................................................................................  1778             0  M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale           //////////////////
   accounts in Schedule RC-B, item 4.b):                                                            //////////////////
   a. Amortized cost..............................................................................  8780           117  M.8.a.
   b. Fair value..................................................................................  8781           122  M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in            //////////////////
   Schedule RC-B, items 2, 3, and 5):                                                               //////////////////
   a. Amortized cost..............................................................................  8782         1,499  M.9.a.
   b. Fair value..................................................................................  8783         1,478  M.9.b.
                                                                                                   ----------------------

_____________
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(5) For commercial banks, the debt securities included in Memorandum item 6 will also have been reported in Memorandum item 2.b above. For savings banks, the debt securities included in Memorandum item 6 will also have been reported in supplemental Schedule RC-J, part I, item 4. Savings banks should note that available-for-sale debt securities are reported at fair value in Memorandum item 6 and at amortized cost in Schedule RC-J.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   09/30/95 ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RC-6
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases




Do not deduct the allowance for loan and lease losses from amounts                                            ----------
reported in this schedule.  Report total loans and leases, net of unearned      Dollar Amounts in Thousands     C415   (-
income.  Exclude assets held in trading accounts.                           ---------------------------------  --------
                                                                                 (Column  A)         (Column B)
                                                                                Consolidated          Domestic
                                                                                    Bank              Offices
                                                                             -------------------- --------------------
                                                                             RCFD                RCON
 1. Loans secured by real estate ..........................................  1410     5,527,382  //////////////////   1.
    a. Construction and land development ..................................  //////////////////  1415        26,371   1.a.
    b. Secured by farmland (including farm residential and other             //////////////////  //////////////////
       improvements) ......................................................  //////////////////  1420         2,574   1.b.
    c. Secured by 1-4 family residential properties:                         //////////////////  //////////////////
       (1) Revolving, open-end loans secured by 1-4 family residential       //////////////////  //////////////////
           properties and extended under lines of credit ..................  //////////////////  1797       104,082   1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:     //////////////////  //////////////////
           (a) Secured by first liens .....................................  //////////////////  5367     4,636,945   1.c.(2)(a)
           (b) Secured by junior liens ....................................  //////////////////  5368       295,113   1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties ..........  //////////////////  1460        62,416   1.d.
    e. Secured by nonfarm nonresidential properties .......................  //////////////////  1480       400,879   1.e.
 2. Loans to depository institutions:                                        //////////////////  //////////////////
    a. To commercial banks in the U.S. ....................................  //////////////////  1505     1,222,632   2.a.
       (1) To U.S. branches and agencies of foreign banks .................  1506           613  //////////////////   2.a.(1)
       (2) To other commercial banks in the U.S. ..........................  1507     1,238,533  //////////////////   2.a.(2)
    b. To other depository institutions in the U.S. .......................  1517             0  1517             0   2.b.
    c. To banks in foreign countries ......................................  //////////////////  1510           423   2.c.
       (1) To foreign branches of other U.S. banks ........................  1513             0  //////////////////   2.c.(1)
       (2) To other banks in foreign countries ............................  1516        77,637  //////////////////   2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers ...  1590        14,896  1590        14,896   3.
 4. Commercial and industrial loans:                                         //////////////////  //////////////////
    a. To U.S. addressees (domicile) ......................................  1763     2,854,898  1763     2,849,005   4.a.
    b. To non-U.S. addressees (domicile) ..................................  1764        33,816  1764           787   4.b.
 5. Acceptances of other banks:                                              //////////////////  //////////////////
    a. Of U.S. banks ......................................................  1756             0  1756             0   5.a.
    b. Of foreign banks ...................................................  1757         9,001  1757         4,416   5.b.
 6. Loans to individuals for household, family, and other personal           //////////////////  //////////////////
    expenditures (i.e., consumer loans) (includes purchased paper) ........  //////////////////  1975       985,984   6.
    a. Credit cards and related plans (includes check credit and other       //////////////////  //////////////////
       revolving credit plans) ............................................  2008       191,347  //////////////////   6.a.
    b. Other (includes single payment, installment, and all student loans).  2011       794,914  //////////////////   6.b.
 7. Loans to foreign governments and official institutions (including        //////////////////  //////////////////
    foreign central banks) ................................................  2081         5,000  2081         5,000   7.
 8. Obligations (other than securities and leases) of states and political   //////////////////  //////////////////
    subdivisions in the U.S. (includes nonrated industrial development       //////////////////  //////////////////
    obligations) ..........................................................  2107        53,429  2107        53,429   8.
 9. Other loans ...........................................................  1563       534,821  //////////////////   9.
    a. Loans for purchasing or carrying securities (secured and unsecured).  //////////////////  1545        28,455   9.a.
    b. All other loans (exclude consumer loans) ...........................  //////////////////  1564       505,329   9.b.
10. Lease financing receivables (net of unearned income) ..................  //////////////////  2165       624,211  10.
    a. Of U.S. addressees (domicile) ......................................  2182       624,211  //////////////////  10.a.
    b. Of non-U.S. addressees (domicile) ..................................  2183             0  //////////////////  10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above .......  2123         3,316  2123         2,719  11.
12. Total loans and leases, net of unearned income (sum of items 1 through   //////////////////  //////////////////
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a).  2122    11,957,182  2122    11,819,228  12.
                                                                            -------------------------------------------

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RC-7
City, State   Zip:    Minneapolis, MN  55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-C--Continued

Part I. Continued

                                                                                    Dollar Amounts in Thousands
                                                                             -------------------------------------------
                                                                                  (Column  A)          (Column B)
                                                                                 Consolidated           Domestic
Memoranda                                                                            Bank               Offices
----------------------------------------------------------------------------- -------------------- --------------------
                                                                              RCFD                RCON
 1. Commercial paper included in Schedule RC-C, part I, above ..............  1496             0  1496             0  M.1.
 2. Loans and leases restructured and in compliance with modified terms       //////////////////  //////////////////
    (included in Schedule RC-C, part I, above and not reported as past due    //////////////////  //////////////////
    or nonaccrual in Schedule RC-N, Memorandum item 1):                       //////////////////  //////////////////
    a. Loans secured by real estate:                                          //////////////////  //////////////////
                                                                                                   ---------------------
       (1) To U.S. addressees (domicile) ...................................  1687             0                      M.2.a.(1)
       (2) To non-U.S. addressees (domicile) ...............................  1689             0                      M.2.a.(2)
    b. All other loans and all lease financing receivables (exclude loans to  //////////////////
       individuals for household, family, and other personal expenditures)..  8691             0                      M.2.b.
    c. Commercial and industrial loans to and lease financing receivables     //////////////////
       of non-U.S. addresses (domicile) included in Memorandum item 2.b       //////////////////
       above................................................................  8692             0                      M.2.c.
 3. Maturity and repricing data for loans and leases(1) (excluding those      //////////////////
    in nonaccrual status):                                                    //////////////////
    a. Fixed rate loans and leases with a remaining maturity of:              //////////////////
       (1) Three months or less ............................................  0348     4,386,405                      M.3.a.(1)
       (2) Over three months through 12 months .............................  0349       630,536                      M.3.a.(2)
       (3) Over one year through five years ................................  0356     2,130,058                      M.3.a.(3)
       (4) Over five years .................................................  0357       756,559                      M.3.a.(4)
       (5) Total fixed rate loans and leases (sum of                          //////////////////
           Memorandum items 3.a.(1) through 3.a.(4)) .......................  0358     7,903,558                      M.3.a.(5)
    b. Floating rate loans with a repricing frequency of:                     //////////////////
       (1) Quarterly or more frequently ....................................  4554     3,724,966                      M.3.b.(1)
       (2) Annually or more frequently, but less frequently than quarterly .  4555       283,443                      M.3.b.(2)
       (3) Every five years or more frequently, but less frequently than      //////////////////
           annually ........................................................  4561        15,817                      M.3.b.(3)
       (4) Less frequently than every five years ...........................  4564             0                      M.3.b.(4)
       (5) Total floating rate loans (sum of Memorandum items 3.b.(1)         //////////////////
           through 3.b.(4)) ................................................  4567     4,024,226                      M.3.b.(5)
    c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5))   //////////////////
       (must equal the sum of total loans and leases, net, from               //////////////////
       Schedule RC-C, part I, item 12, plus unearned income from              //////////////////
       Schedule RC-C, part I, item 11, minus total nonaccrual loans and       //////////////////
       leases from Schedule RC-N, sum of items 1 through 8, column C) ......  1479    11,927,784                      M.3.c.
 4. Loans to finance commercial real estate, construction, and land           //////////////////
    development activities (not secured by real estate) included in           //////////////////
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2) ...........  2746             0                      M.4.
 5. Loans and leases held for sale (included in Schedule RC-C, part I, above) 5369     2,958,281                      M.5.
 6. Adjustable rate closed-end loans secured by first liens on 1-4 family     ////////////////// ---------------------
    residential properties (included in Schedule RC-C, part I, item           //////////////////
    1.c.(2)(a), column B, page RC-6) .......................................  //////////////////  5370     1,296,177  M.6.
                                                                             -------------------------------------------

_____________
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:  Texas Commerce Bank National Association                  Call Date:   6/30/95   ST-BK: 48-3926    FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-7a
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: 03263
                      -----------

Schedule RC-C--Continued

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) for loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.


Loans to Small Businesses

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic
   offices reported in Schedule RC-C, part I, item 1.e, column B, and all or substantially                     ------------
   all of the dollar volume by your bank's "Commercial and industrial loans to                                    C418
   U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a,               ------------ -----------
   column B, have original amounts of $100,000 or less (If your bank has no loans                   RCON   YES        NO
   outstanding in both of these two loan categories, place an "X" in the box                       ------------------------
   marked "NO" and go to item 5; otherwise, see instructions for further information)..........     6999      ////   X  1.
                                                                                                   ------------------------

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

2. Report the total number of loans currently outstanding for each of the
   following Schedule RC-C, part I, loan categories:                          --------------------
   a. "Loans secured by nonfarm nonresidential properties" in domestic        RCON       Number of Loans
       offices reported in Schedule RC-C, part I, item 1.e,                   -----      ---------------
       column B............................................................   5562           N/A  2.a.
   b. "Commercial and industrial loans to U.S. addressees" in domestic        //////////////////
       offices reported in Schedule RC-C, part I, item 4.a, column B.......   5563           N/A  2.b.
                                                                              --------------------

                                                                                    Dollar Amounts in Thousands
                                                                              -------------------------------------------
                                                                                   (Column A)           (Column B)
                                                                                                          Amount
                                                                                                         Currently
                                                                                 Number of Loans        Outstanding
                                                                               -------------------- --------------------

------------------------------------------------------------------------------ -------------------- --------------------
                                                                               RCON                RCON
3. Number and amount currently outstanding of "Loans secured by nonfarm        //////////////////  //////////////////
   nonresidential properties" in domestic offices reported in Schedule RC-C,   //////////////////  //////////////////
   part I, item 1.e, column B (sum of items 3.a through 3.c must be less       //////////////////  //////////////////
   than or equal to Schedule RC-C, part I, item 1.e, column B):                //////////////////  //////////////////
   a. With original amounts of $100,000 or less .............................  5564         1,012  5565        35,740  3.a.
   b. With original amounts of more than $100,000 through $250,000 ..........  5566           770  5567        80,401  3.b.
   c. With original amounts of more than $250,000 through $1,000,000 ........  5568           867  5569       263,113  3.c.
4. Number and amount currently outstanding of "Commercial and industrial       //////////////////  //////////////////
   loans to U.S. addressees" in domestic offices reported in Schedule RC-C,    //////////////////  //////////////////
   part I, item 4.a, column B (sum of items 4.a through 4.c must be less than  //////////////////  //////////////////
   or equal to Schedule RC-C, part I, item 4.a, column B):                     //////////////////  //////////////////
   a. With original amounts of $100,000 or less .............................  5570        13,107  5571       229,145  4.a.
   b. With original amounts of more than $100,000 through $250,000 ..........  5572         1,649  5573       155,671  4.b.
   c. With original amounts of more than $250,000 through $1,000,000 ........  5574         1,575  5575       467,997  4.c.
                                                                              -------------------------------------------

                                      17a

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-7b
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: 03263
                      -----------

Schedule RC-C--Continued

Part II. Continued


Agricultural Loans to Small Farms
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially  all of the bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3,
   column B, have original amounts of $100,000 or less (If your bank has no loans outstanding                YES        NO
   in both of these two loan catagories, place an "X" in the box marked "NO" and do not             -----------------------
   complete items 7 and 8; otherwise, see instructions for further information)..............        6860      ////    X  5.
                                                                                                    ------- ---------------
If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items
6.a and 6.b and complete items 7 and 8 below.

6. Report the total number of loans currently outstanding for each of the
   following Schedule RC-C, part I, loan categories:                          ---------------------
   a. "Loans secured by farmland (including farm residential and other        RCON         Number of Loans
       improvements)" in domestic offices reported in Schedule RC-C, part     ------       ---------------
       I, item 1.b, column B ..............................................   5576           N/A  6.a.
   b. "Loans to finance agricultural production and other loans to farmers"    /////////////////
       in domestic offices reported in Schedule RC-C, part I, item 3,          /////////////////
       column B ...........................................................   5577           N/A  6.b.
                                                                              --------------------

                                                                                    Dollar Amounts in Thousands
                                                                              -------------------------------------------
                                                                                   (Column A)          (Column B)
                                                                                                         Amount
                                                                                                        Currently
                                                                                 Number of Loans       Outstanding
                                                                               -------------------- --------------------

------------------------------------------------------------------------------ -------------------- --------------------
                                                                               RCON                RCON
7. Number and amount currently outstanding of "Loans secured by farmland       //////////////////  //////////////////
   (including farm residential and other improvements)" in domestic offices    //////////////////  //////////////////
   reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a     //////////////////  //////////////////
   through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b,  //////////////////  //////////////////
   column B):                                                                  //////////////////  //////////////////
   a. With original amounts of $100,000 or less .............................  5578            20  5579           568  7.a.
   b. With original amounts of more than $100,000 through $250,000 ..........  5580            10  5581         1,077  7.b.
   c. With original amounts of more than $250,000 through $500,000 ..........  5582             7  5583         1,583  7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural   //////////////////  //////////////////
   production and other loans to farmers" in domestic offices reported in      //////////////////  //////////////////
   Schedule RC-C, part I, item 3, column B (sum of items 8.a through 8.c       //////////////////  //////////////////
   must be less than or equal to Schedule RC-C, part I, item 3, column B):     //////////////////  //////////////////
   a. With original amounts of $100,000 or less .............................  5584           223  5585         5,042  8.a.
   b. With original amounts of more than $100,000 through $250,000 ..........  5586            39  5587         3,302  8.b.
   c. With original amounts of more than $250,000 through $500,000 ..........  5588            31  5589         6,057  8.c.
                                                                              -------------------------------------------

                                      17b

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RC-8
City, State   Zip:    Minneapolis, MN  55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                   ---------
                                                                                                                     C420   (-
                                                                                                  ----------------- --------
                                                                                                  Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------- -------------------------
                                                                                                   RCON
ASSETS                                                                                             ///////////////////////
 1. U.S. Treasury securities in domestic offices ................................................  3531                  2   1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-      ///////////////////////
    backed securities) ..........................................................................  3532                N/A   2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices ......  3533                N/A   3.
 4. Mortgage-backed securities in domestic offices:                                                ///////////////////////
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA .....................  3534                  0   4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA               ///////////////////////
       (include CMOs, REMICs, and stripped MBS)..................................................  3535                N/A   4.b.
    c. All other mortgage-backed securities......................................................  3536                N/A   4.c.
 5. Other debt securities in domestic offices ...................................................  3537                N/A   5.
 6. Certificates of deposit in domestic offices .................................................  3538                N/A   6.
 7. Commercial paper in domestic offices ........................................................  3539                N/A   7.
 8. Bankers acceptances in domestic offices .....................................................  3540                N/A   8.
 9. Other trading assets in domestic offices ....................................................  3541                N/A   9.
                                                                                                   RCFN
10. Trading assets in foreign offices ...........................................................  3542                N/A  10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity      ///////////////////////
    contracts:                                                                                     ///////////////////////
                                                                                                   RCON
    a. In domestic offices ......................................................................  3543             27,811  11.a.
                                                                                                   RCFT
    b. In foreign offices .......................................................................  3544                N/A  11.b.
                                                                                                   RCFD
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ...........  3545             27,813  12.
                                                                                                  ---------------------------

                                                                                                  ---------------------------
                                                                                                   Dollar Amounts in Thousands
LIABILITIES                                                                                       ---------------------------
                                                                                                   RCFD
13. Liability for short positions ...............................................................  3546                N/A  13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity     ///////////////////////
    contracts ...................................................................................  3547             27,786  14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ......  3548             27,786  15.
                                                                                                  ---------------------------

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RC-9
City, State   Zip:    Minneapolis, MN  55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                                                                ----------
                                                                         Dollar Amounts in Thousands             C425   (-
                                                          ------------------------------------------------------ --------
                                                                                                      Nontransaction
                                                                    Transaction  Accounts                Accounts
                                                           ----------------------------------------- --------------------
                                                               (Column A)         (Column B)           (Column C)
                                                            Total transaction     Memo: Total             Total
                                                           accounts (including  demand deposits      nontransaction
                                                              total demand       (included in           accounts
                                                                deposits)          column A)        (including MMDAs)
                                                           -------------------- -------------------- --------------------

---------------------------------------------------------- -------------------- -------------------- --------------------
                                                           RCON                 RCON                RCON
Deposits of:                                               //////////////////  //////////////////  //////////////////
1. Individuals, partnerships, and corporations ..........  2201     2,906,142  2240     1,935,120  2346     4,059,938  1.
2. U.S. Government ......................................  2202        26,786  2280        26,786  2520             0  2.
3. States and political subdivisions in the U.S. ........  2203        38,529  2290        32,585  2530        13,104  3.
4. Commercial banks in the U.S. .........................  2206       316,095  2310       316,095  //////////////////  4.
   a. U.S. branches and agencies of foreign banks .......  //////////////////  //////////////////  2347             0  4.a.
   b. Other commercial banks in the U.S. ................  //////////////////  //////////////////  2348         1,061  4.b.
5. Other depository institutions in the U.S. ............  2207         6,421  2312         6,421  2349             0  5.
6. Banks in foreign countries ...........................  2213        15,378  2320        15,378  //////////////////  6.
   a. Foreign branches of other U.S. banks ..............  //////////////////  //////////////////  2367             0  6.a.
   b. Other banks in foreign countries ..................  //////////////////  //////////////////  2373             0  6.b.
7. Foreign governments and official institutions           //////////////////  //////////////////  //////////////////
   (including foreign central banks) ....................  2216             0  2300             0  2377             0  7.
8. Certified and official checks ........................  2330        36,003  2330        36,003  //////////////////  8.
9. Total (sum of items 1 through 8) (sum of                //////////////////  //////////////////  //////////////////
   columns A and C must equal Schedule RC,                 //////////////////  //////////////////  //////////////////
   item 13.a) ...........................................  2215     3,345,354  2210     2,368,388  2385     4,074,103  9.
                                                          ----------------------------------------------------------------

                                                                                                    ---------------------
Memoranda                                                                                              Dollar Amounts
                                                                                                        in Thousands
--------------------------------------------------------------------------------------------------- --------------------
                                                                                                    RCON
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                    //////////////////
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ........................  6835       563,581  M.1.a.
   b. Total brokered deposits ....................................................................  2365             0  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                      //////////////////
      (1) Issued in denominations of less than $100,000 ..........................................  2343             0  M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000      //////////////////
          and participated out by the broker in shares of $100,000 or less .......................  2344             0  M.1.c.(2)
   d. Total deposits denominated in foreign currencies ...........................................  3776         3,374  M.1.d.
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.       //////////////////
      reported in item 3 above which are secured or collateralized as required under state law) ..  5590        42,135  M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must         //////////////////
   equal item 9, column C above):                                                                   //////////////////
   a. Savings deposits:                                                                             //////////////////
      (1) Money market deposit accounts (MMDAs) ..................................................  6810     1,607,609  M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) ................................................  0352       417,094  M.2.a.(2)
   b. Total time deposits of less than $100,000 ..................................................  6648     1,780,293  M.2.b.
   c. Time certificates of deposit of $100,000 or more ...........................................  6645       211,820  M.2.c.
   d. Open-account time deposits of $100,000 or more .............................................  6646        57,287  M.2.d.
3. All NOW accounts (included in column A above) .................................................  2398       976,966  M.3.
                                                                                                   ----------------------

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RC-10
City, State   Zip:    Minneapolis, MN  55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-E--Continued

Part I. Continued
Memoranda (continued)

---------------------------------------------------------------------------------------------------------------------------------
 Deposit Totals for FDIC Insurance Assessments
                                                                                                Dollar Amounts in Thousands
 ------------------------------------------------------------------------------------------------- ------------------------
                                                                                                   RCON
 4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)              //////////////////
    (must equal Schedule RC, item 13.a) .........................................................  2200     7,419,457  M.4.
                                                                                                   //////////////////
    a. Total demand deposits (must equal item 9, column B) ......................................  2210     2,368,388  M.4.a.
    b. Total time and savings deposits(1) (must equal item 9, column A plus item 9, column C       //////////////////
       minus item 9, column B) ..................................................................  2350     5,051,069  M.4.b.
                                                                                                  ----------------------
 ____________

 (1) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

---------------------------------------------------------------------------------------------------------------------------------


                                                                                                ---------------------------
                                                                                                Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------- ------------------------
                                                                                                    RCON
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more           //////////////////
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing          //////////////////
   frequency of:(1)                                                                                 //////////////////
   a. Three months or less .......................................................................  0359       299,264  M.5.a.
   b. Over three months through 12 months (but not over 12 months) ...............................  3644       750,516  M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)             //////////////////
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:     //////////////////
      (1) Three months or less ...................................................................  2761        52,582  M.6.a.(1)
      (2) Over three months through 12 months ....................................................  2762        89,068  M.6.a.(2)
      (3) Over one year through five years .......................................................  2763        66,899  M.6.a.(3)
      (4) Over five years ........................................................................  2765         3,271  M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of                 //////////////////
          Memorandum items 6.a.(1) through 6.a.(4)) ..............................................  2767       211,820  M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of: //////////////////
      (1) Quarterly or more frequently ...........................................................  4568             0  M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................  4569             0  M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually .................  4571             0  M.6.b.(3)
      (4) Less frequently than every five years ..................................................  4572             0  M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum of              //////////////////
          Memorandum items 6.b.(1) through 6.b.(4)) ..............................................  4573             0  M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items 6.a.(5)       //////////////////
      and 6.b.(5)) (must equal Memorandum item 2.c. above) .......................................  6645       211,820  M.6.c.
                                                                                                   ----------------------

_____________
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RC-11
City, State   Zip:    Minneapolis, MN  55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                                   ----------------------------
                                                                                                    Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------- ---------------------------
                                                                                                    RCFN
Deposits of:                                                                                        //////////////////
1. Individuals, partnerships, and corporations ...................................................  2621       480,100  1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................  2623       776,743  2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) ...  2625        58,292  3.
4. Foreign governments and official institutions (including foreign central banks) ...............  2650             0  4.
5. Certified and official checks .................................................................  2330           401  5.
6. All other deposits ............................................................................  2668         1,062  6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) ..........................  2200     1,316,598  7.
                                                                                                   ----------------------

Schedule RC-F--Other Assets

                                                                                                                   ----------
                                                                                                                     C430   (-
                                                                                                  -------------------- --------
                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------- ----------------------------
                                                                                                   RCFD
1. Income earned, not collected on loans ........................................................  2164             63,802  1.
2. Net deferred tax assets(1) ...................................................................  2148                  0  2.
3. Excess residential mortgage servicing fees receivable ........................................  5371                  0  3.
4. Other (itemize amounts that exceed 25% of this item) .........................................  2168            405,223  4.

       TEXT
   a.  3549  Loan & Fee Payments Rec.-Affil                                                        RCFD 3549       236,522  4.a.
       ----------------------------------------------------------------
   b.  3550                                                                                        RCFD 3550           N/A  4.b.
       ----------------------------------------------------------------
   c.  3551                                                                                        RCFD 3551           N/A  4.c.
      -----------------------------------------------------------------
                                                                                                  ---------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ...........................  RCFD 2160       469,025  5.
                                                                                                  ---------------------------

Memorandum                                                                                        -----------------------------
                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------- ----------------------------
                                                                                                   RCFD
1. Deferred tax assets disallowed for regulatory capital purposes ...............................  5610                  0    M.1.
                                                                                                  ---------------------------

Schedule RC-G--Other Liabilities
__________

                                                                                                                   ----------
                                                                                                                     C435   (-
                                                                                                  -------------------- --------
                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------- ----------------------------
                                                                                                   RCON
1. a. Interest accrued and unpaid on deposits in domestic offices(2) ............................  3645             36,504  1.a.
                                                                                                   RCFD
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) .................  3646            303,310  1.b.
2. Net deferred tax liabilities(1) ..............................................................  3049            129,765  2.
3. Minority interest in consolidated subsidiaries ...............................................  3000              1,117  3.
4. Other (itemize amounts that exceed 25% of this item) .........................................  2938             25,545  4.

       TEXT                                                                                        RCFD
   a.  3552  Payable -- Trade Date Purchase                                                        3552             10,504  4.a.
       ----------------------------------------------------------------
   b.  3553                                                                                        3553               N/A   4.b.
       ----------- ----------------------------------------------------
   c.  3554                                                                                        3554               N/A   4.c.
      -----------------------------------------------------------------
                                                                                                  ---------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ...........................  2930            496,241  5.
                                                                                                  ---------------------------

____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                 Page RC-12
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                                                 C440   (-
                                                                                                   ------------ --------
                                                                                             Dollar Amounts in Thousands
                                                                                                    --------------------
                                                                                                     Domestic Offices
--------------------------------------------------------------------------------------------------- --------------------
                                                                                                    RCON
1. Customers' liability to this bank on acceptances outstanding ..................................  2155        22,282   1.
2. Bank's liability on acceptances executed and outstanding ......................................  2920        22,282   2.
3. Federal funds sold and securities purchased under agreements to resell ........................  1350     3,413,923   3.
4. Federal funds purchased and securities sold under agreements to repurchase ....................  2800     5,168,241   4.
5. Other borrowed money ..........................................................................  3190     3,050,133   5.
   EITHER                                                                                           //////////////////
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ...................  2163           N/A   6.
   OR                                                                                               //////////////////
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs .....................  2941     1,169,582   7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)  2192    18,823,241   8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and     //////////////////
   IBFs)                                                                                            3129    16,549,678   9.
                                                                                                   ----------------------

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.        ----------------------
                                                                                                    --------------------
10. U.S. Treasury securities .....................................................................  1779       132,925  10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed                     //////////////////
    securities) ..................................................................................  1785        48,668  11.
12. Securities issued by states and political subdivisions in the U.S. ...........................  1786       103,912  12.
13. Mortgage-backed securities (MBS):                                                               //////////////////
    a. Pass-through securities:                                                                     //////////////////
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ..........................................  1787     1,518,772  13.a.(1)
       (2) Other pass-through securities .........................................................  1869            17  13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):                   //////////////////
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ..........................................  1877        26,517  13.b.(1)
       (2) All other mortgage-backed securities ..................................................  2253        24,796  13.b.(2)
14. Other domestic debt securities ...............................................................  3159         1,574  14.
15. Foreign debt securities ......................................................................  3160             0  15.
16. Equity securities:                                                                              //////////////////
    a. Investments in mutual funds ...............................................................  3161            63  16.a.
    b. Other equity securities with readily determinable fair values .............................  3162             0  16.b.
    c. All other equity securities ...............................................................  3169       258,978  16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) ........  3170     2,116,222  17.
                                                                                                   ----------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)
                                                                                                   ----------------------
                                                                                               Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------- --------------------
                                                                                                    RCON
   EITHER                                                                                           //////////////////
1. Net due from the IBF of the domestic offices of the reporting bank ............................  3051           N/A  M.1.
   OR                                                                                               //////////////////
2. Net due to the IBF of the domestic offices of the reporting bank ..............................  3059             0  M.2.
                                                                                                   ----------------------

                                       22

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                Call Date:  09/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                 Page RC-13
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                 ----------
                                                                                                                   C445   (-
                                                                                                     ------------ --------
                                                                                               Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------- --------------------
                                                                                                      RCFN
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ..................  2133           N/A  1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I, item 12,     //////////////////
    column A) ......................................................................................  2076           N/A  2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A) .....  2077           N/A  3.
 4. Total IBF liabilities (component of Schedule RC, item 21) ......................................  2898           N/A  4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,           //////////////////
    part II, items 2 and 3) ........................................................................  2379           N/A  5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ......  2381           N/A  6.

Schedule RC-K--Quarterly Averages (1)
__________

                                                                                                                ----------
                                                                                                                  C455    (-
                                                                                               ----------------- --------
                                                                                              Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------- -------------------------
ASSETS                                                                                          ///////////////////////
                                                                                                RCFD
 1. Interest-bearing balances due from depository institutions ...............................  3381              5,818   1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2) .......  3382          1,153,579   2.
 3. Securities issued by states and political subdivisions in the U.S.(2) ....................  3383            103,813   3.
 4. a. Other debt securities(2) ..............................................................  3647             28,564   4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) .  3648            254,731   4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic offices  ///////////////////////
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs ......................  3365          2,865,517   5.
 6. Loans:                                                                                      ///////////////////////
    a. Loans in domestic offices:                                                               ///////////////////////
                                                                                                RCON
       (1) Total loans .......................................................................  3360         11,260,432   6.a.(1)
       (2) Loans secured by real estate ......................................................  3385          5,234,470   6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers ...............  3386             12.099   6.a.(3)
       (4) Commercial and industrial loans ...................................................  3387          3,352,057   6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures .......  3388            975,261   6.a.(5)
                                                                                                RCFN
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs .............  3360            142,280   6.b.
                                                                                                RCFD
 7. Trading assets ...........................................................................  3401             25,435   7.
 8. Lease financing receivables (net of unearned income) .....................................  3484            614,476   8.
 9. Total assets(4) ..........................................................................  3368         17,080,281   9.
LIABILITIES                                                                                     ///////////////////////
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,      ///////////////////////
                                                                                                RCON
    and telephone and preauthorized transfer accounts) (exclude demand deposits) .............  3485            952,369  10.
11. Nontransaction accounts in domestic offices:                                                ///////////////////////
    a. Money market deposit accounts (MMDAs) .................................................  3486          1,623,802  11.a.
    b. Other savings deposits ................................................................  3487            422,124  11.b.
    c. Time certificates of deposit of $100,000 or more ......................................  3345            213,189  11.c.
    d. All other time deposits ...............................................................  3469          1,923,311  11.d.
                                                                                                RCFN
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs ..  3404            782,968  12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic      ///////////////////////
                                                                                                RCFD
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs ..............  3353          4,200,837  13.
14. Other borrowed money .....................................................................  3355          2,630,470  14.
                                                                                               ---------------------------

_____________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                 Page RC-14
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                ----------
                                                                                                                  C460    (-
                                                                                                    ------------ --------
                                                                                              Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------- --------------------
                                                                                                     RCFD
 1. Unused commitments:                                                                              //////////////////
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home            //////////////////
       equity lines ...............................................................................  3814       142,991   1.a.
    b. Credit card lines ..........................................................................  3815             0   1.b.
    c. Commercial real estate, construction, and land development:                                   //////////////////
       (1) Commitments to fund loans secured by real estate .......................................  3816        33,965   1.c.(1)
       (2) Commitments to fund loans not secured by real estate ...................................  6550             0   1.c.(2)
    d. Securities underwriting ....................................................................  3817             0   1.d.
    e. Other unused commitments ...................................................................  3818     3,356,402   1.e.
 2. Financial standby letters of credit and foreign office guarantees .............................  3819       743,532   2.
                                                                                               ---------------------------
    a. Amount of financial standby letters of credit conveyed to others                              3820       252,054   2.a.
                                                                                               ---------------------------
 3. Performance standby letters of credit and foreign office guarantees ...........................  3821        70,187   3.
    a. Amount of performance standby letters of credit conveyed to                                   //////////////////
                                                                                               ---------------------------
       others ..........................................................                             3822        32,942   3.a.
                                                                                               ---------------------------
 4. Commercial and similar letters of credit ......................................................  3411       385,199   4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by           //////////////////
    the reporting bank ............................................................................  3428             0   5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting       //////////////////
    (nonaccepting) bank ...........................................................................  3429             0   6.
 7. Securities borrowed ...........................................................................  3432     1,514,713   7.
 8. Securities lent (including customers' securities lent where the customer is indemnified          //////////////////
    against loss by the reporting bank) ...........................................................  3433       160,632   8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold       //////////////////
    for Call Report purposes:                                                                        //////////////////
    a. FNMA and FHLMC residential mortgage loan pools:                                               //////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date ...........  3650        28,971   9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ...................  3651        28,971   9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:                //////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date ...........  3652             0   9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ...................  3653             0   9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                  //////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date ...........  3654             0   9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ...................  3655             0   9.c.(2)
10. When-issued securities:                                                                          //////////////////
    a. Gross commitments to purchase ..............................................................  3434             0  10.a.
    b. Gross commitments to sell ..................................................................  3435             0  10.b.
11. Spot foreign exchange contracts ...............................................................  8765       341,428  11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and     //////////////////
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")   3430             0  12.
       TEXT
      -------------                                                                            ---------------------------
   a.  3555                                                                                          3555      N/A       12.a.
       ----------- ----------------------------------------------------
   b.  3556                                                                                          3556      N/A       12.b.
       ----------- ----------------------------------------------------
   c.  3557                                                                                          3557      N/A       12.c.
      -----------------------------------------------------------------
   d.  3558                                                                                          3558      N/A       12.d.
       ----------- ----------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and          //////////////////
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")   5591             0  13.
       TEXT
      -------------                                                                            ---------------------------
   a.  5592                                                                                          5592      N/A       13.a.
       ----------- ----------------------------------------------------
   b.  5593                                                                                          5593      N/A       13.b.
       ----------- ----------------------------------------------------
   c.  5594                                                                                          5594      N/A       13.c.
      -----------------------------------------------------------------
   d.  5595                                                                                          5595      N/A       13.d.
       ----------- ----------------------------------------------------


Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                Call Date:   09/30/95 ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                 Page RC-15
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------


Schedule RC-L--Continued

                                                                                                             -------------
                                                             Dollar Amounts in Thousands                          C461
                                  ----------------------------------------------------------------------------------------
                                       (Column A)          (Column B)          (Column C)            (Column D)
                                     Interest Rate       Foreign Exchange   Equity Derivative       Commodity And
----------------------------------     Contracts            Contracts           Contracts          Other Contracts
   Off-balance Sheet Derivatives
        Position Indicators
--------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g.,
    notional amounts) (for each    ////////////////////  //////////////////  //////////////////  ///////////////////
    column, sum of items 14.a      ////////////////////  //////////////////  //////////////////  ///////////////////
    through 14.e must equal        ////////////////////  //////////////////  //////////////////  ///////////////////
    sum of items 15, 16.a,         ////////////////////  //////////////////  //////////////////  ///////////////////
    and 16.b):                     ////////////////////  //////////////////  //////////////////  ///////////////////
    a. Futures contracts..........              149,500                   0                   0                    0  14.a
                                     RCFD      8693        RCFD      8694     RCFD      8695        RCFD      8696
    b. Foward contracts...........              400,750             809,006                   0                    0  14.b
                                     RCFD      8697        RCFD      8698     RCFD      8699        RCFD      8700
    c. Exchange-traded option      ////////////////////  //////////////////  //////////////////  ///////////////////
       contracts:                  ////////////////////  //////////////////  //////////////////  ///////////////////
       (1) Written options........                    0                   0                   0                    0  14.c.(1)
                                     RCFD      8701        RCFD      8702     RCFD      8703        RCFD      8704
       (2) Purchased options......                    0                   0                   0                    0  14.c.(2)
                                     RCFD      8705        RCFD      8706     RCFD      8707        RCFD      8708
    d. Over-the-counter option     ////////////////////  //////////////////  //////////////////  ///////////////////
       contracts:                  ////////////////////  //////////////////  //////////////////  ///////////////////
       (1) Written options........            2,604,876               6,800                   0                    0  14.d.(1)
                                     RCFD      8709        RCFD      8710     RCFD      8711        RCFD      8712
       (2) Purchased options......            1,501,151               4,800                   0                    0  14.d.(2)
                                     RCFD      8713        RCFD      8714     RCFD      8715        RCFD      8716
    e. Swaps......................            2,472,896                   0                   0                    0  14.e.
                                     RCFD      3450        RCFD      3826     RCFD      8719        RCFD      8720
15. Total gross notional amount    ////////////////////  //////////////////  //////////////////  ///////////////////
    of derivatives contracts       ////////////////////  //////////////////  //////////////////  ///////////////////
    held for trading..............            5,518,706             815,714                   0                    0  15.
                                     RCFD      A126        RCFD      A127     RCFD      8723        RCFD      8724
16. Total gross notional amount    ////////////////////  //////////////////  //////////////////  ///////////////////
    of derivative contracts        ////////////////////  //////////////////  //////////////////  ///////////////////
    held for purposes other        ////////////////////  //////////////////  //////////////////  ///////////////////
    than trading:                  ////////////////////  //////////////////  //////////////////  ///////////////////
    a. Contracts marked            ////////////////////  //////////////////  //////////////////  ///////////////////
       to market .................              400,750               4,892                   0                    0  16.a.
                                     RCFD      8725        RCFD      8726     RCFD      8727        RCFD      8728
    b. Contracts not marked        ////////////////////  //////////////////  //////////////////  ///////////////////
       to market .................            1,209,717                   0                   0                    0  16.b.
                                     RCFD      8729        RCFD      8730     RCFD      8731        RCFD      8732
                                  ----------------------------------------------------------------------------------------


Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                 Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                  Page RC-16
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------


Schedule RC-L--Continued

                                                                                                             -------------
                                                            Dollar Amounts in Thousands                            C461
                                  ----------------------------------------------------------------------------------------
                                       (Column A)          (Column B)          (Column C)            (Column D)
                                     Interest Rate       Foreign Exchange   Equity Derivative      Commodity and
                                       Contracts            Contracts           Contracts          Other Contracts
   Off-balance Sheet Derivatives
        Position Indicators
--------------------------------------------------------------------------------------------------------------------------
                                   RCFD                  RCFD                 RCFD                 RCFD
17. Gross fair values of           ////////////////////  //////////////////  //////////////////  ///////////////////
    derivative contracts:          ////////////////////  //////////////////  //////////////////  ///////////////////
    a. Contracts held for          ////////////////////  //////////////////  //////////////////  ///////////////////
       trading:                    ////////////////////  //////////////////  //////////////////  ///////////////////
       (1) Gross positive          ////////////////////  //////////////////  //////////////////  ///////////////////
           fair value.............   8733        17,327    8734      16,312   8735            0     8736           0  17.a.(1)
       (2) Gross negative          ////////////////////  //////////////////  //////////////////  ///////////////////
           fair value.............   8737        10,157    8738      17,629   8739            0     8740           0  17.a.(2)
    b. Contracts held for          ////////////////////  //////////////////  //////////////////  ///////////////////
       purposes other than         ////////////////////  //////////////////  //////////////////  ///////////////////
       trading that are marked     ////////////////////  //////////////////  //////////////////  ///////////////////
       to market:                  ////////////////////  //////////////////  //////////////////  ///////////////////
       (1) Gross positive          ////////////////////  //////////////////  //////////////////  ///////////////////
           fair value.............   8741         4,563    8742           0   8743            0     8744           0  17.b.(1)
       (2) Gross negative          ////////////////////  //////////////////  //////////////////  ///////////////////
           fair value.............   8745             0    8746          28   8747            0     8748           0  17.b.(2)
    c. Contracts held for          ////////////////////  //////////////////  //////////////////  ///////////////////
       purposes other than         ////////////////////  //////////////////  //////////////////  ///////////////////
       trading that are not        ////////////////////  //////////////////  //////////////////  ///////////////////
       marked to market:           ////////////////////  //////////////////  //////////////////  ///////////////////
       (1) Gross positive          ////////////////////  //////////////////  //////////////////  ///////////////////
           fair value.............   8749        12,198    8750           0   8751            0     8752           0  17.c.(1)
       (2) Gross negative          ////////////////////  //////////////////  //////////////////  ///////////////////
           fair value.............   8753         3,467    8754           0   8755            0     8756           0  17.c.(2)
                                  ------------------------------------------------------------------------------------------

                                                                                             ----------------------------
Memoranda                                                                                     Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------- --------------------
                                                                                                     RCFD
 1-2. Not applicable                                                                                 //////////////////
 3. Unused commitments with an original maturity exceeding one year that are reported in             //////////////////
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments      //////////////////
    that are fee paid or otherwise legally binding) ...............................................  3833     3,053,912  M.3.
    a. Participations in commitments with an original maturity                                       //////////////////
                                                                                                     RCFD
       exceeding one year conveyed to others ...........................                             3834        91,293  M.3.a.
 4. To be completed only by banks with $1 billion or more in total assets:                           //////////////////
    Standby letters of credit and foreign office guarantees (both financial and performance) issued  //////////////////
    to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above .............  3377           N/A  M.4.
 5. To be completed for the September report only:                                                   //////////////////
    Installment loans to individuals for household, family, and other personal expenditures that     //////////////////
    have been securitized and sold without recourse (with servicing retained), amounts               //////////////////
    outstanding by type of loan:                                                                     //////////////////
    a. Loans to purchase private passenger automobiles ............................................  2741             0  M.5.a.
    b. Credit cards and related plans .............................................................  2742             0  M.5.b.
    c. All other consumer installment credit (including mobile home loans) ........................  2743             0  M.5.c.
                                                                                                    ----------------------

                                       26

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                 Call Date:   09/30/95 ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                  Page RC-17
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-M--Memoranda

                                                                                                                 ----------
                                                                                                                   C465   (-
                                                                                                     ----------------------------
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------- ----------------------------
                                                                                                      RCFD
1. Extensions of credit by the reporting bank to its executive officers, directors, principal         //////////////////
   shareholders, and their related interests as of the report date:                                   //////////////////
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal    //////////////////
      shareholders, and their related interests ....................................................  6164        33,888  1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all   //////////////////
      extensions of credit by the reporting bank (including extensions of credit to                   //////////////////
      related interests) equals or exceeds the lesser of $500,000 or 5 percent                        RCFD        Number
                                                                                                      ---------------------------
      of total capital as defined for this purpose in agency regulations.                             6165             5  1.b.
                                                                                                      ---------------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches          //////////////////
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b) ...................  3405       621,000  2.
3. Not applicable.                                                                                    //////////////////
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others         //////////////////
   (include both retained servicing and purchased servicing):                                         //////////////////
   a. Mortgages serviced under a GNMA contract .....................................................  5500             0  4.a.
   b. Mortgages serviced under a FHLMC contract:                                                      //////////////////
      (1) Serviced with recourse to servicer .......................................................  5501             0  4.b.(1)
      (2) Serviced without recourse to servicer ....................................................  5502             0  4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                       //////////////////
      (1) Serviced under a regular option contract .................................................  5503             0  4.c.(1)
      (2) Serviced under a special option contract .................................................  5504             0  4.c.(2)
   d. Mortgages serviced under other servicing contracts ...........................................  5505             0  4.d.
5. To be completed only by banks with $1 billion or more in total assets:                             //////////////////
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must        //////////////////
   equal Schedule RC, item 9):                                                                        //////////////////
   a. U.S. addressees (domicile) ...................................................................  2103        17,706  5.a.
   b. Non-U.S. addressees (domicile) ...............................................................  2104        17,875  5.b.
6. Intangible assets:                                                                                 //////////////////
   a. Mortgage servicing rights ....................................................................  3164             0  6.a.
   b. Other identifiable intangible assets:                                                           //////////////////
      (1) Purchased credit card relationships ......................................................  5506             0  6.b.(1)
      (2) All other identifiable intangible assets .................................................  5507           534  6.b.(2)
   c. Goodwill .....................................................................................  3163         8,745  6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) .......................  2143         9,279  6.d.
   e. Intangible assets that have been grandfathered for regulatory capital purposes ...............  6442             0  6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to redeem         //////////////////
   the debt ........................................................................................  3295             0  7.
                                                                                                     ----------------------

_____________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                 Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                  Page RC-18
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-M--Continued

                                                                                             ----------------------------
                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------- ----------------------------
 8. a. Other real estate owned:                                                              ///////////////////////
                                                                                             RCFD
       (1) Direct and indirect investments in real estate ventures ........................  5372                  0   8.a.(1)
                                                                                             ///////////////////////
       (2) All other real estate owned:                                                      RCON
           (a) Construction and land development in domestic offices ......................  5508                  0   8.a.(2)(a)
           (b) Farmland in domestic offices ...............................................  5509                  0   8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices ......................  5510              4,424   8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices .........  5511                  0   8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices ......................  5512              1,438   8.a.(2)(e)
                                                                                             RCFN
           (f) In foreign offices .........................................................  5513                  0   8.a.(2)(f)
                                                                                             RCFD
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ......  2150              5,862   8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                  ///////////////////////
                                                                                             RCFD
       (1) Direct and indirect investments in real estate ventures ........................  5374                  0   8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ..  5375              2,684   8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ......  2130              2,684   8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies ...............  5376              2,886   8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,     ///////////////////////
    item 23, "Perpetual preferred stock and related surplus" ..............................  3778                  0   9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include            ///////////////////////
    proprietary, private label, and third party products):                                   RCON
    a. Money market funds .................................................................  6441          3,335,828  10.a.
    b. Equity securities funds ............................................................  8427                  0  10.b.
    c. Debt securities funds ..............................................................  8428                  0  10.c.
    d. Other mutual funds .................................................................  8429             20,501  10.d.
    e. Annuities ..........................................................................  8430             10,415  10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through       ///////////////////////

       10.e above) ........................................................................  8784          2,723,680  10.f.
                                                                                            ---------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                   --------------------------
Memorandum                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------- ----------------------------
                                                                                                  RCFD
1. Interbank holdings of capital instruments (to be completed for the December report only):      //////////////////
   a. Reciprocal holdings of banking organizations' capital instruments ........................  3836           N/A  M.1.a.
   b. Nonreciprocal holdings of banking organizations' capital instruments .....................  3837           N/A  M.1.b.
                                                                                                 -------------------

---------------------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                 Call Date:  09/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                  Page RC-19
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
               and Other Assets


The FFIEC regards the information reported in
all of Memorandum item 1, in items 1 through 10,
column A, and in Memorandum items 2 through 4,                                                              ----------
column A, as confidential.                                                                                    C470      (-
                                                      ------------------------------------------------------------------
                                                                           Dollar Amounts in Thousands
                                                      ------------------------------------------------------------------
                                                            (Column A)          (Column B)          (Column C)
                                                            Past due            Past due 90         Nonaccrual
                                                           30 through 89        days or more
                                                           days and still        and still
                                                             accruing            accruing
-----------------------------------------------------------------------------------------------------------------------
                                                       RCFD                  RCFD                RCFD
 1. Loans secured by real estate:                      ////////////////////  //////////////////  //////////////////
    a. To U.S. addressees (domicile) ................  1245          15,620  1246         2,441  1247        10,193   1.a.
    b. To non-U.S. addressees (domicile) ............  1248               0  1249             0  1250             0   1.b.
 2. Loans to depository institutions and               ////////////////////  //////////////////  //////////////////
    acceptances of other banks:                        ////////////////////  //////////////////  //////////////////
    a. To U.S. banks and other U.S. depository         ////////////////////  //////////////////  //////////////////
       institutions .................................  5377               0  5378             0  5379             0   2.a.
    b. To foreign banks .............................  5380               0  5381             0  5382             0   2.b.
 3. Loans to finance agricultural production and       ////////////////////  //////////////////  //////////////////
    other loans to farmers ..........................  1596               0  1597             0  1583             0   3.
 4. Commercial and industrial loans:                   ////////////////////  //////////////////  //////////////////
    a. To U.S. addressees (domicile) ................  1251           7,778  1252            65  1253        12,152   4.a.
    b. To non-U.S. addressees (domicile) ............  1254               0  1255             0  1256             0   4.b.
 5. Loans to individuals for household, family, and    ////////////////////  //////////////////  //////////////////
    other personal expenditures:                       ////////////////////  //////////////////  /////////////////
    a. Credit cards and related plans ...............  5383             392  5384           723  5385             0   5.a.
    b. Other (includes single payment, installment,    ////////////////////  //////////////////  //////////////////
       and all student loans) .......................  5386           7,544  5387         1,148  5388         1,095   5.b.
 6. Loans to foreign governments and official          ////////////////////  //////////////////  //////////////////
    institutions ....................................  5389               0  5390             0  5391             0   6.
 7. All other loans .................................  5459               0  5460            44  5461             0   7.
 8. Lease financing receivables:                       ////////////////////  //////////////////  //////////////////
    a. Of U.S. addressees (domicile) ................  1257               0  1258             0  1259         9,274   8.a.
    b. Of non-U.S. addressees (domicile) ............  1271               0  1272             0  1791             0   8.b.
 9. Debt securities and other assets (exclude other    ////////////////////  //////////////////  //////////////////
    real estate owned and other repossessed assets) .  3505               0  3506             0  3507            17   9.
                                                      ------------------------------------------------------------------

================================================================================
Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10. Loans and leases reported in items 1              ---------------------------------------------------------------
                                                       RCFD                 RCFD                RCFD
    through 8 above which are wholly or partially      ///////////////////  //////////////////  //////////////////
    guaranteed by the U.S. Government ...............  5612            577  5613           186  5614           842   10.
    a. Guaranteed portion of loans and leases          ///////////////////  //////////////////  //////////////////
       included in item 10 above ....................  5615            423  5616           169  5617           481   10.a.
                                                      -----------------------------------------------------------------

                                       29

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                 Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                  Page RC-20
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-N--Continued

                                                                                                            ----------
                                                                                                              C473   (-
                                                       --------------------------------------------------------------
                                                                     Dollar Amounts in Thousands
                                                       --------------------------------------------------------------
                                                          (Column A)          (Column B)          (Column C)
                                                           Past due           Past due 90         Nonaccrual
                                                         30 through 89        days or more
                                                        days and still         and still
Memoranda                                                  accruing            accruing
------------------------------------------------------ -------------------- -------------------- ---------------------
                                                       RCFD                RCFD                RCFD
 1. Restructured loans and leases included in          //////////////////  //////////////////  //////////////////
    Schedule RC-N, items 1 through 8, above            //////////////////  //////////////////  //////////////////
    (and not reported in Schedule RC-C, part I,        //////////////////  //////////////////  //////////////////
    Memorandum item 2)...............................  1658             0  1659             0  1661             0  M.1.
 2. Loans to finance commercial real estate,           //////////////////  //////////////////  //////////////////
    construction, and land development activities      //////////////////  //////////////////  //////////////////
    (not secured by real estate) included in           //////////////////  //////////////////  //////////////////
    Schedule RC-N, items 4 and 7, above .............  6558             0  6559             0  6560             0  M.2.
                                                       -------------------- -------------------- --------------------
 3. Loans secured by real estate in domestic offices
                                                       RCON                RCON                RCON
    (included in Schedule RC-N, item 1, above):        //////////////////  //////////////////  //////////////////
    a. Construction and land development ............  2759             0  2769             0  3492           288  M.3.a.
    b. Secured by farmland ..........................  3493             0  3494             0  3495             0  M.3.b.
    c. Secured by 1-4 family residential properties:   //////////////////  //////////////////  //////////////////
       (1) Revolving, open-end loans secured by        //////////////////  //////////////////  //////////////////
           1-4 family residential properties and       //////////////////  //////////////////  //////////////////
           extended under lines of credit ...........  5398           133  5399            98  5400             0  M.3.c.(1)
       (2) All other loans secured by 1-4 family       //////////////////  //////////////////  //////////////////
           residential properties ...................  5401        12,297  5402         2,331  5403         6,345  M.3.c.(2)
    d. Secured by multifamily (5 or more)              //////////////////  //////////////////  //////////////////
       residential properties .......................  3499           163  3500             0  3501           342  M.3.d.
    e. Secured by nonfarm nonresidential properties .  3502         3,027  3503            12  3504         3,218  M.3.e.
                                                      ----------------------------------------------------------------

                                                      -------------------------------------------
                                                          (Column A)          (Column B)
                                                          Past due 30         Past due 90
                                                        through 89 days       days or more
                                                      -------------------- --------------------
                                                       RCFD                RCFD
 4. Interest rate, foreign exchange rate, and other    //////////////////  //////////////////
    commodity and equity contracts:                    //////////////////  //////////////////
    a. Book value of amounts carried as assets ......  3522             0  3528             0  M.4.a.
    b. Replacement cost of contracts with a            //////////////////  //////////////////
       positive replacement cost ....................  3529             0  3530             0  M.4.b.
                                                      -------------------------------------------

                                       30

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                 Call Date:   09/30/95 ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                  Page RC-21
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-O--Other Data for Deposit Insurance Assessments
__________

                                                                                                               ----------
                                                                                                                 C475   (-
                                                                                             ---------------------------
                                                                                             Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------- --------------------
                                                                                                    RCON
 1. Unposted debits (see instructions):                                                             //////////////////
    a. Actual amount of all unposted debits ......................................................  0030           N/A   1.a.
       OR                                                                                           //////////////////
    b. Separate amount of unposted debits:                                                          //////////////////
       (1) Actual amount of unposted debits to demand deposits ...................................  0031             0   1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ......................  0032             0   1.b.(2)
 2. Unposted credits (see instructions):                                                            //////////////////
    a. Actual amount of all unposted credits .....................................................  3510           N/A   2.a.
       OR                                                                                           //////////////////
    b. Separate amount of unposted credits:                                                         //////////////////
       (1) Actual amount of unposted credits to demand deposits ..................................  3512             0   2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) .....................  3514             0   2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total        //////////////////
    deposits in domestic offices) ................................................................  3520             0   3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in            //////////////////
    Puerto Rico and U.S. territories and possessions (not included in total deposits):              //////////////////
    a. Demand deposits of consolidated subsidiaries ..............................................  2211         9,431   4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries .................................  2351             0   4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ......................  5514             0   4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:               //////////////////
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) ..................  2229             0   5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) .....  2383             0   5.b.
    c. Interest accrued and unpaid on deposits in insured branches                                  //////////////////
       (included in Schedule RC-G, item 1.b) .....................................................  5515             0   5.c.
 Item 6 is not applicable to state nonmember banks that have not been authorized by the             //////////////////
 Federal Reserve to act as pass-through correspondents.                                             //////////////////
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on        //////////////////
    behalf of its respondent depository institutions that are also reflected as deposit liabilities //////////////////
    of the reporting bank:                                                                          //////////////////
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                      //////////////////
       Memorandum item 4.a) ......................................................................  2314           314   6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,         //////////////////
       Memorandum item 4.b) ......................................................................  2315             0   6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)                             //////////////////
    a. Unamortized premiums ......................................................................  5516            72   7.a.
    b. Unamortized discounts .....................................................................  5517        34,578   7.b.
                                                                                                   ----------------------

-------------------------------------------------------------------------------------------------------------------------------

8.  To be completed by banks with "Oakar deposits."
                                                                                                   ----------------------
    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of    //////////////////
    the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) ....   5518     2,225,164   8.
                                                                                                   ----------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   ----------------------
 9. Deposits in lifeline accounts ................................................................  5596 /////////////   9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total             //////////////////
    deposits in domestic offices) ................................................................  8432             0  10.
                                                                                                   ----------------------

______________
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                  Page RC-22
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-O--Continued

                                                                                            ----------------------------
                                                                                            Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------- --------------------
                                                                                                    RCON
11. Adjustments to demand deposits in domestic offices reported in Schedule RC-E for certain        //////////////////
    reciprocal demand balances:                                                                     //////////////////
    a. Amount by which demand deposits would be reduced if reciprocal demand balances               //////////////////
       between the reporting bank and savings associations were reported on a net basis             //////////////////
       rather than a gross basis in Schedule RC-E.................................................  8785             0  11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand balances             //////////////////
       between the reporting bank and U.S. branches and agencies of foreign banks were              //////////////////
       reported on a gross basis rather than a net basis in Schedule RC-E ........................  A181             0  11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of                 //////////////////
       collection were included in the calculation of net reciprocal demand balances between        //////////////////
       the reporting bank and the domestic offices of U.S. banks and savings associations           //////////////////
       in Schedule RC-E ..........................................................................  A182             0  11.c.
                                                                                                   ----------------------


Memoranda (to be completed each quarter except as noted)

                                                                                              ---------------------------
                                                                                              Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------- ---------------------
                                                                                                    RCON
1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1)     //////////////////
    must equal Schedule RC, item 13.a):                                                             //////////////////
    a. Deposit accounts of $100,000 or less:                                                        //////////////////
       (1) Amount of deposit accounts of $100,000 or less ........................................  2702     4,891,534  M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be                            Number  //////////////////
                                                                        ---------------------------
           completed for the June report only) ........................  RCON 3779           N/A    //////////////////  M.1.a.(2)
                                                                        ---------------------------
    b. Deposit accounts of more than $100,000:                                                      //////////////////
       (1) Amount of deposit accounts of more than $100,000 ...........                     Number  2710     2,527,923  M.1.b.(1)
                                                                        ---------------------------
       (2) Number of deposit accounts of more than $100,000 ...........  RCON 2722         5,773    //////////////////  M.1.b.(2)
                                                                        -------------------------------------------------
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by
       $100,000 and subtracting the result from the amount of deposit accounts of more than
       $100,000 reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at the right whether your bank has a method or procedure for RCON     Yes      No
                                                                                                   ----------------------
       determining a better estimate of uninsured deposits than the estimate described above .....  6861     ///      X M.2.a.
                                                                                                    --------------------
    b. If the box marked YES has been checked, report the estimate of uninsured deposits
                                                                                                    --------------------
       determined by using your bank's method or procedure .......................................  5597           N/A  M.2.b.
                                                                                                   ----------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      C477   (-
Person to whom questions about the Reports of Condition and Income should be directed:                             ----------
Chris Hupp, SUPERVISOR REG REPORTING                                                   (612) 667-9895
-----------------------------------------------------------------------------       -------------------------------------------
Name and Title (TEXT 8901)                                                          Area code/phone number/extension (TEXT 8902)


Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:  09/30/95  ST-BK: 27-4095 FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                  Page RC-23
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-R--Risk-Based Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1994, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                             ------------
                                                                                                                C480    (-
1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed           -----------------
   only by banks with total assets of less than $1 billion.  Indicate in the appropriate             RCFD     YES        NO
   box at the right whether the bank has total capital greater than or equal to eight percent -------------------------------
   of adjusted total assets ...............................................................          6056      N/A         1.
                                                                                            ---------------------------------
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete item 2 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                      Dollar Amounts in Thousands
                                                                              -------------------------------------------
                                                                                   (Column A)          (Column B)
                                                                              Subordinated Debt(1)       Other
                                                                                and Intermediate        Limited-
Item 2 is to be completed by all banks.                                          Term Preferred       Life Capital
                                                                                     Stock            Instruments
------------------------------------------------------------------------------ -------------------- ----------------------
                                                                               RCFD                RCFD
2. Subordinated debt(1) and other limited-life capital instruments (original   //////////////////  //////////////////
   weighted average maturity of at least five years) with a remaining          //////////////////  //////////////////
   maturity of:                                                                //////////////////  //////////////////
   a. One year or less ......................................................  3780             8  3786             0  2.a.
   b. Over one year through two years .......................................  3781             8  3787             0  2.b.
   c. Over two years through three years ....................................  3782             8  3788             0  2.c.
   d. Over three years through four years ...................................  3783         1,508  3789             0  2.d.
   e. Over four years through five years ....................................  3784             8  3790             0  2.e.
   f. Over five years .......................................................  3785       160,163  3791             0  2.f.
                                                                              -------------------------------------------
3. Not applicable
                                                                              -------------------------------------------
                                                                                   (Column A)          (Column B)
Items 4-9 and Memoranda items 1 and 2 are to be completed                            Assets          Credit Equiv-
by banks that answered NO to item 1 above and                                       Recorded          alent Amount
by banks with total assets of $1 billion or more.                                    on the          of Off-Balance
                                                                                 Balance Sheet       Sheet Items(2)
                                                                               -------------------- --------------------
4. Assets and credit equivalent amounts of off-balance sheet items assigned
                                                                               -------------------- --------------------
                                                                               RCFD                RCFD
   to the Zero percent risk category:                                          //////////////////  //////////////////
   a. Assets recorded on the balance sheet:                                    //////////////////  //////////////////
      (1) Securities issued by, other claims on, and claims unconditionally    //////////////////  //////////////////
          guaranteed by, the U.S. Government and its agencies and other        //////////////////  //////////////////
          OECD central governments ..........................................  3794       243 661  //////////////////  4.a.(1)
      (2) All other .........................................................  3795       378,904  //////////////////  4.a.(2)
   b. Credit equivalent amount of off-balance sheet items ...................  //////////////////  3796           N/A  4.b.
                                                                              -------------------------------------------

______________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   09/30/95 ST-BK: 27-4095 FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                  Page RC-24
City, State   Zip:    Minneapolis, MN 55479
FDIC Certificate No.: 05208
                      -----------

Schedule RC-R--Continued

                                                                                     Dollar Amounts in Thousands
                                                                              -----------------------------------------
                                                                                   (Column A)          (Column B)
                                                                                     Assets          Credit Equiv-
                                                                                    Recorded          alent Amount
                                                                                     on the          of Off-Balance
                                                                                 Balance Sheet       Sheet Items(1)
                                                                              -------------------- --------------------
                                                                               RCFD                RCFD
5. Assets and credit equivalent amounts of off-balance sheet items             //////////////////  //////////////////
   assigned to the 20 percent risk category:                                   //////////////////  //////////////////
   a. Assets recorded on the balance sheet:                                    //////////////////  //////////////////
      (1) Claims conditionally guaranteed by the U.S. Government and its       //////////////////  //////////////////
          agencies and other OECD central governments ........................ 3798     1,265,478  //////////////////  5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Govern-       //////////////////  //////////////////
          ment and its agencies and other OECD central governments; by         //////////////////  //////////////////
          securities issued by U.S. Government-sponsored agencies; and         //////////////////  //////////////////
          by cash on deposit ................................................. 3799             0  //////////////////  5.a.(2)
      (3) All other .......................................................... 3800     7,130,728  //////////////////  5.a.(3)
   b. Credit equivalent amount of off-balance sheet items ...................  //////////////////  3801       529,404  5.b.
6. Assets and credit equivalent amounts of off-balance sheet items             //////////////////  //////////////////
   assigned to the 50 percent risk category:                                   //////////////////  //////////////////
   a. Assets recorded on the balance sheet ..................................  3802     3,555,949  //////////////////  6.a.
   b. Credit equivalent amount of off-balance sheet items ...................  //////////////////  3803       122,540  6.b.
7. Assets and credit equivalent amounts of off-balance sheet items             //////////////////  //////////////////
   assigned to the 100 percent risk category:                                  //////////////////  //////////////////
   a. Assets recorded on the balance sheet ..................................  3804     6,576,719  //////////////////  7.a.
   b. Credit equivalent amount of off-balance sheet items ...................  //////////////////  3805     1,979,090  7.b.
8. On-balance sheet asset values excluded from the calculation of the          //////////////////  //////////////////
   risk-based capital ratio(2) ..............................................  3806        28,000  //////////////////  8.
9. Total assets recorded on the balance sheet (sum of                          //////////////////  //////////////////
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,          //////////////////  //////////////////
   item 12 plus items 4.b and 4.c) ..........................................  3807    19,179,439  //////////////////  9.
                                                                              -------------------------------------------

Memorandum                                                                                         Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------- --------------------
                                                                                                    RCFD
1. Current credit exposure across all off-balance sheet derivative contracts covered by the         //////////////////
   risk-basked capital standards .................................................................  8764        43,328 M.1



                                           -----------------------------------------------------------------------------
                                                                With a remaining maturity of
                                           -----------------------------------------------------------------------------
                                                  (Column A)             (Column B)                (Column C)
                                               One year or less         Over one year            Over five years
 2. Notional principal amounts of                                     through five years
    off-balance sheet derivative           -----------------------  -----------------------  ---------------------------
                                            RCFD                    RCFD                     RCFD
    a. Interest rate contracts ...........  3809         2,136,893  8766          1,038,516  8767           529,388  M.2.a.
    b. Foreign exchange contracts ........  3812           728,968  8769              4,277  8770               N/A  M.2.b.
    c. Gold contracts ....................  8771               N/A  8772                N/A  8773               N/A  M.2.c.
    d. Other precious metals contracts ...  8774               N/A  8775                N/A  8776               N/A  M.2.d.
    e. Other commodity contracts .........  8777               N/A  8778                N/A  8779               N/A  M.2.e.
    f. Equity derivative contracts .......  A000               N/A  A001                N/A  A002               N/A  M.2.f.
                                           -----------------------------------------------------------------------------

--------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   9/30/95  ST-BK: 27-4095  FFIEC 031
Address:              Sixth Street and Marquette Avenue                                                                   Page RC-25
City, State   Zip:    Minneapolis, MN  55479
FDIC Certificate No.: 05208
                      -----------

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                   at close of business on September 30, 1995

Norwest Bank Minnesota, N.A.                                       Minneapolis                         MN
_______________________________________________________________    __________________________________, ___________________________
Legal Title of Bank                                                City                                State
The  management of  the  reporting bank may, if it wishes, sub-    the  truncated  statement will  appear  as the bank's statement
mit a  brief narrative  statement  on  the amounts  reported in    both  on  agency  computerized  records  and  in  computer-file
the  Reports of Condition  and Income.  This optional statement    releases to the public.
will be made  available to the public,  along with the publicly
available data in  the Reports of  Condition and Income, in re-    All information  furnished by  the bank in the narrative state-
sponse to any  request for  individual bank  report data.  How-    ment  must be  accurate and  not misleading.   Appropriate  ef-
ever, the information  reported  in  column  A  and  in all  of    forts shall  be taken  by the  submitting bank  to  ensure  the
Memorandum item 1 of  Schedule RC-N is regarded as confidential    statement's  accuracy.  The  statement must  be signed,  in the
and  will  not  be  released to  the public.  BANKS CHOOSING TO    space  provided below,  by a  senior officer  of the  bank  who
SUBMIT  THE   NARRATIVE  STATEMENT   SHOULD  ENSURE   THAT  THE    thereby attests to its accuracy.
STATEMENT   DOES   NOT   CONTAIN    THE     NAMES    OR   OTHER
IDENTIFICATIONS    OF   INDIVIDUAL  BANK CUSTOMERS,  REFERENCES    If, subsequent  to the original  submission,  material  changes
TO   THE   AMOUNTS  REPORTED  IN  THE  CONFIDENTIAL   ITEMS  IN    are  submitted for  the data  reported in the Reports of Condi-
SCHEDULE RC-N,  OR  ANY    OTHER  INFORMATION  THAT  THEY   ARE    tion  and Income,  the existing  narrative  statement  will  be
NOT   WILLING   TO    HAVE    MADE    PUBLIC   OR   THAT  WOULD    deleted  from the files, and from  disclosure; the bank, at its
COMPROMISE  THE  PRIVACY   OF  THEIR CUSTOMERS.  Banks choosing    option, may replace  it with a  statement, under signature, ap-
not to make a statement may check  the "No comment"  box  below    propriate to the amended data.
and should make no entries of  any kind  in the space  provided
for the narrative statement;  i.e., DO NOT enter in  this space    The   optional  narrative  statement   will  appear  in  agency
such phrases as "No   statement,"   "Not  applicable,"   "N/A,"    records and  in release  to the public exactly as submitted (or
"No comment," and "None."                                          amended  as  described  in  the  preceding  paragraph)  by  the management  of the  bank  (except for  the truncation of state-
                                                                   ments  exceeding  the  750-character  limit  described  above).
                                                                   THE   STATEMENT   WILL  NOT   BE  EDITED  OR  SCREENED  IN  ANY
The  optional  statement  must  be entered  on this sheet.  The    WAY   BY    THE    SUPERVISORY    AGENCIES   FOR   ACCURACY  OR
statement  should not  exceed 100  words.  Further,  regardless    RELEVANCE.   DISCLOSURE  OF    THE    STATEMENT    SHALL    NOT
of the  number of  words, the  statement  must not  exceed  750    SIGNIFY    THAT   ANY    FEDERAL    SUPERVISORY    AGENCY   HAS
characters,  including  punctuation,  indentation, and standard    VERIFIED   OR   CONFIRMED   THE  ACCURACY  OF  THE  INFORMATION
spacing   between  words  and  sentences.   If  any  submission    CONTAINED   THEREIN.    A   STATEMENT   TO  THIS   EFFECT  WILL
should  exceed 750 characters, as defined, it will be truncated    APPEAR  ON  ANY  PUBLIC  RELEASE  OF  THE   OPTIONAL  STATEMENT
at  750  characters  with no  notice to the submitting bank and    SUBMITTED   BY   THE   MANAGEMENT   OF   THE   REPORTING  BANK.
---------------------------------------------------------------------------------------------------------------------------------
No comment  X  (RCON 6979)                                                                                    C471    C472  (-
           ---                                                                                                -------------------

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)


                                                    Signature of  James P. Campbell  appears here   October 29, 1995
                                                    ---------------------------------------------   --------------------------------
                                                    Signature of Executive Officer of Bank          Date of Signature

Legal Title of Bank:  Norwest Bank Minnesota, N.A.                                  Call Date:   9/30/95  ST-BK: 27-4095
Address:              Sixth Street and Marquette Avenue
City, State   Zip:    Minneapolis, MN  55479
FDIC Certificate No.: 05208
                      -----------

                                                                                                                             <
                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
----------------------------------------------------------------------------------------------------------------------------------
                                    09-30-95                                    OMB No. For  OCC:  1557-0081
CERT: 05208       00373         STBK 27-4095                                    OMB No. For FDIC:  3064-0052
NORWEST BANK MINNESOTA, N.A.                                               OMB No. For Federal Reserve: 7100-0036
SIXTH STREET AND MARQUETTE AVENUE                                                Expiration Date:   3/31/96
MINNEAPOLIS, MN  55479
                                                                                       SPECIAL REPORT
                                                                               (Dollar Amounts in Thousands)

                                                                ------------------------------------------------------------------
                                                                CLOSE OF BUSINESS   FDIC Certificate Number
                                                                DATE                                             C-700     (-
                                                                        9/30/95        05208
----------------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of
Condition.  With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert
"none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)
See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the
definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     RCFD
                                                                                                  ----------------------------
a. Number of loans made to executive officers since the previous Call Report date ..............      3561               1    a.
                                                                                                  ----------------------------
b. Total dollar amount of above loans (in thousands of dollars) ................................      3562              96    b.
                                                                                                 -----------------------------
c. Range of interest charged on above loans                                 --------------------------------------------------
   (example: 9 3/4% = 9.75) ..............................................                    7701/7702    8.00%  to  8.00%   c.
                                                                            --------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                       DATE (Month, Day, Year)


Signature of Mark P. Wagener appears here
Director Bank & Service Accounting                                                              October 26, 1995
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                         AREA CODE/PHONE NUMBER/EXTENSION
                                                                                               (TEXT 8904)
Chris Hupp, SUPERVISOR REG REPORTING                                                                (612) 676-9895

----------------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (6-95)